UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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ETELCHARGE.COM
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ETELCHARGE.COM
1636 N. Hampton Road, Suite 270
DeSoto, Texas 75115
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on September [22], 2008

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Etelcharge.com, a Nevada corporation (the “Company”). The meeting will be held on [Monday, September 22], 2008 at ___ a.m. local time at ________________________________ for the following purposes:

1.	To elect three directors to hold office until the next annual meeting of stockholders and until their successors are elected and qualified.

2.	To approve a Certificate of Amendment to the Company’s Articles of Incorporation.

3.	To approve our 2008 Equity Incentive Plan.

4.	To ratify the selection of Whitley Penn LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2008.

5.	To approve an amendment to the Company’s Bylaws; and

6.	To conduct any other business properly brought before the meeting.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

The record date for the Annual Meeting is [July 24], 2008. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

By Order of the Board of Directors

Robert M. Howe III
Chairman of the Board
DeSoto, Texas
August __, 2008

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

2

ETELCHARGE.COM
1636 N. Hampton Road, Suite 270
DeSoto, Texas 75115

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS

September [22], 2008

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?

We have sent you this proxy statement and the enclosed proxy card because the Board of Directors of Etelcharge.com (sometimes referred to as the “Company” or “Etelcharge”) is soliciting your proxy to vote at the 2008 Annual Meeting of Stockholders. You are invited to attend this annual meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

The Company intends to mail this proxy statement and accompanying proxy card on or about August __, 2008 to all stockholders of record entitled to vote at the annual meeting.

Who can vote at the annual meeting?

Only stockholders of record at the close of business on [July 24], 2008 will be entitled to vote at the annual meeting. On this record date, there were [304,659,590] shares of the Company’s common stock, par value $.003 per share (the “common stock”), outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on [July 24], 2008 your shares were registered directly in your name with Etelcharge’s transfer agent, Securities Transfer Corporation, then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on [July 24], 2008 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

There are five matters scheduled for a vote:

•	Election of three directors;

•	Approval of a Certificate of Amendment to Etelcharge’s Articles of Incorporation increasing the number of the Company’s authorized shares of common stock from 400,000,000 to 5,000,000,000;

•	Adoption of our 2008 Equity Incentive Plan (the “2008 Plan”);

•	Ratification of Whitley Penn LLP (“Whitley”) as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2008; and

•
Approval of an amendment to the Company’s Bylaws permitting the Company’s Board of Directors to make certain amendments to the Bylaws that were previously only permitted to be made by the Company’s stockholders.

How do I vote?

You may either vote “For” all the nominees to the Board of Directors or you may “Withhold” your vote for any nominee you specify. You may vote “For” or “Against,” or abstain from voting with respect to, the approval of the Certificate of Amendment to the Articles of Incorporation, the adoption of the 2008 Plan, the ratification of Whitley as our independent registered public accounting firm for our fiscal year ending December 31, 2008, and the amendment of our Bylaws. The procedures for voting are fairly simple:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the annual meeting, vote by proxy using the enclosed proxy card. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person if you have already voted by proxy.

•	To vote in person, come to the annual meeting and we will give you a ballot when you arrive.

•
To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the annual meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from Etelcharge. Simply complete and mail the proxy card to ensure that your vote is counted. To vote in person at the annual meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

How many votes do I have?

You have one vote for each share of common stock you own as of the close of business on [July 24], 2008.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “For” the election of all three nominees as directors, “For” approval of the Certificate of Amendment to the Articles of Incorporation, “For” adoption of the 2008 Plan, “For” the ratification of Whitley as the independent registered public accounting firm for the fiscal year ending December 31, 2008, and “For” the approval of the amendment of our Bylaws. If any other matter is properly presented at the meeting, including adjournment of the meeting and any other matters incident to the conduct of the meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks, and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

•	You may submit another properly completed proxy card with a later date.

•	You may send a written notice that you are revoking your proxy to the Company’s Secretary at the Company’s principal executive offices at 1636 N. Hampton Road, Suite 270, DeSoto, Texas 75115.

•	You may attend the meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

When are stockholder proposals due for next year’s annual meeting?

In order to be eligible for inclusion in our proxy statement for our 2009 Annual Meeting under our Bylaws and Rule 14a-8 of the federal proxy rules (relating to proposals to be included in the proxy statement and form of proxy), stockholder proposals must be received not later than ________, 2009. In addition, under our Bylaws, stockholder proposals submitted prior to _________, 2009, or after _______, 2009, will be excluded from consideration at our 2009 Annual Meeting. The advance notice requirement in our Bylaws supersedes the notice period in Rule 14a-4(c)(1) of the federal proxy rules regarding discretionary proxy voting authority with respect to such stockholder business. All stockholder proposals must be received, in writing, at our principal executive offices at 1636 N. Hampton Road, Suite 270, DeSoto, Texas 75115, Attention: Secretary.

Our Bylaws contain additional requirements, including as to content, to properly submit a proposal or nominate a director. If you plan to submit a proposal or nominate a director, please review our Bylaws carefully. You may obtain a copy of our Bylaws by mailing a request in writing to the address set forth above. Our Bylaws, as amended and restated on July 29, 2008, are also available as Exhibit 3.1 to our Current Report on Form 8-K filed with the SEC on August 4, 2008, and available at www.sec.gov.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if a majority of the outstanding shares entitled to vote are represented by stockholders present at the meeting or by proxy. On the record date, there were [304,659,590] shares outstanding and entitled to vote. Thus at least [152,329,796] shares must be represented by stockholders present at the meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the Board of Directors, or a majority of the votes cast at the meeting, may adjourn the meeting to another date.

If your shares are held by your broker as your nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange (“NYSE”), which govern proxy voting by most brokers, on which your broker may vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.

How many votes are needed to approve each proposal?

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For the election of directors, Proposal 1, the three nominees receiving the most “For” votes (among votes properly cast in person or by proxy) will be elected. Votes withheld in the election of directors and abstentions or broker non-votes, if any, will not be counted towards the election of any person as a director.

•
To be approved, Proposal 2—Approval of the Certificate of Amendment of the Articles of Incorporation must receive a “For” vote from the majority of shares issued and outstanding and entitled to vote either in person or by proxy. Abstentions and broker non-votes, if any, will be counted as “entitled to vote” on this proposal, yet not voted in favor, so will have the effect of votes “Against” the Certificate of Amendment of the Articles of Incorporation.

•	To be approved, Proposal 3—Adoption of the 2008 Plan must receive more “For” votes than “Against” votes. Abstentions and broker non-votes, if any, will have no effect.

•
To be approved, Proposal 4—Ratification of Whitley as independent registered public accounting firm for the Company for its fiscal year ending December 31, 2008 must receive more “For” votes than “Against” votes.. Abstentions and broker non-votes, if any, will have no effect.

•
To be approved, Proposal 5—Approval of an amendment to the Company’s Bylaws permitting the Company’s Board of Directors to make certain amendments to the Bylaws that were previously only permitted to be made by the Company’s stockholders, must receive more “For” votes than “Against” votes. Abstentions and broker non-votes, if any, will have no effect.

How can I find out the results of the voting at the annual meeting?

Preliminary voting results will be announced at the annual meeting. Final voting results will be published in the Company’s quarterly report on Form 10-Q for the third quarter of 2008.

PROPOSAL 1

ELECTION OF DIRECTORS

The Company’s Board of Directors consists of three directors. The number of directors constituting the Board of Directors is subject to change by action of the stockholders, or by action of the Board of Directors, as provided in the Company’s Bylaws. At the Meeting, stockholders will elect three directors to serve on the Company’s Board of Directors until the next annual meeting and until the director’s successor is elected and qualified or until the director’s death, resignation or removal. Unless otherwise directed, the persons designated as proxies intend to cast all proxies received“FOR” the election of Robert M. Howe III, Roger Wagner and Floyd Smith (each a “Nominee” and, collectively, the “Nominees”) to serve as directors upon their nomination at the Meeting. Messrs. Howe and Wagner currently serve on the Board of Directors. Each Nominee has advised the Company of his willingness to serve as a director of the Company. In case any Nominee should become unavailable for election to the Board of Directors for any reason, the persons designated as proxies will have discretionary authority to vote for one or more alternative nominees who will be designated by the existing Board of Directors.

Directors serve from their election at the annual meeting of stockholders until the next annual meeting and until the director’s successor is elected and qualified or until the director’s death, resignation or removal. Vacancies and newly created directorships resulting in an increase of the size of the Board of Directors may be filled by the majority of remaining directors, though less than a quorum.  Officers are elected by, and serve at the discretion of, the Board of Directors.

The following is a brief biography of the Nominees and each of our current executive officers.

Robert M. Howe III, 61, has served as Chairman of the Board of Directors, President and Chief Executive Officer of the Company since June 2007.  From May 2006 to February 2007, Mr. Howe served as President and Chief Operations Officer of DualCor Technologies, Inc, a technology firm that developed a mobile handheld computer.  From September 2000 to May 2006, Mr. Howe served as a consultant to technology firms, both independently and in collaboration with the Sightline Group, in connection with go- to - market readiness.  From October 1997 to September 2000, Mr. Howe served as President of CompUSA PC.  Mr. Howe graduated with a BA in English from Birmingham-Southern College.

Roger Wagner, 44, has served as a member of our Board of Directors since 2007 and has a diverse background in business transactions, ranging from oil & gas, rock sand and gravel quarries to large real-estate projects.  Since 1989, Mr. Wagner has been President and CEO of Rogaro Co. Inc., a company that owns and operates franchise yogurt stores. Mr. Wagner has provided consulting services to new entrepreneurs, professional entertainers, professional athletes, private and public companies with respect to business development, the evaluation of financing structures, corporate reorganization and expansion, merger and acquisition opportunities, capital structure borrowing and numerous of other business related issues.  Mr. Wagner served for six years on the Board of Directors of Bryan’s House, which is an organization that provides medically managed care for children with AIDS.

Floyd Smith, 46, is currently a nominee for director. Since 1998, Mr. Smith has served as President of Petron Energy, Inc., company involved in strategic oil and gas investment initiatives. Since 2004, Mr. Smith has also been the President and majority owner of Petron Properties LLP, a company involved in providing single family rental homes. Petron Properties also manages its wholly owned subsidiary, Murray Mortgages, Inc., which provides affordable mortgages to qualified applicants. Mr. Smith graduated with a BS in Computer Information from Harding University - Searcy Arkansas.

Robyn Priest, 58, has served as Senior Vice President-Finance and Chief Financial Officer of the Company since August 2007.  From 1998 to August 2007, Ms. Priest served as an independent financial consultant primarily to retail companies.  From 1992 to 1998, Ms. Priest served as Vice President, Controller and Chief Accounting Officer of CompUSA PC.  Ms. Priest graduated with a BA in Accounting from the University of South Florida.  Ms. Priest is a Certified Public Accountant in Florida and Texas.

James T. Wilson, 38, has served as Senior Vice President and Chief Technology Officer since July 2007.  From December 2006 to December 2007, Mr. Wilson served as Director of Manufacturing at DualCor Technologies, where he ran the manufacturing division.  From April 2004 to December 2006, he served as Chief Technology Officer of Leading Technology Micro, a computer manufacturer.  From December 2001 to April 2004, Mr. Wilson served as Senior Director of Engineering at Systemax, a computer manufacturer.

 Vote Required and Recommendation of the Board of Directors

Stockholders are requested in this Proposal No. 1 to elect each of the Nominees named above. Directors are elected by a plurality of the votes cast at the annual meeting. Votes withheld in the election of directors and abstentions or broker non-votes, if any, will be deemed as present for the purposes of determining the presence of a quorum at the annual meeting, but will not be counted towards the election of any person as a director. Brokers who hold shares of common stock as nominees generally have discretionary authority to vote such shares on this proposal if they have not received voting instructions from the beneficial owner by the tenth day before the annual meeting, provided that this proxy statement has been transmitted to the beneficial holder at least fifteen days prior to the annual meeting. Unless otherwise directed, persons designated as proxies intend to cast all properly executed proxies received by the time of the annual meeting FOR each of the Nominees. In the event that any of the Nominees should become unavailable before the annual meeting, it is intended that shares represented by the enclosed proxy will be voted for such substitute nominee as may be nominated by the current Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF EACH NAMED NOMINEE

CORPORATE GOVERNANCE

Director Independence; Director Meetings

Thomas Jackson. is the only member of our current Board of Directors who satisfies the definition of “independence” under Nasdaq listing standards. Messrs. Howe and Wagner are not independent as determined in accordance with such criteria. Mr. Jackson is not a nominee for re-election to the Board of Directors at the annual meeting. Floyd Smith, who is a nominee for election to the Board of Directors at the annual meeting, as described in Proposal 1, and who would be replacing Mr. Jackson, satisfies the definition of “independence” under Nasdaq listing standards. Although the Company is not listed on Nasdaq, under SEC rules, it is required to determine independence in accordance with the definition promulgated by a national securities exchange or inter-dealer quotation system, and state which definition is used.

During fiscal year 2007, the Board of Directors met ten times. Thomas Jackson, an incumbent director who is not a nominee for re-election at the annual meeting, did not attend at least 75% of the meetings held by the Board of Directors during fiscal year 2007 The Board of Directors encourages all of its members to attend the annual meeting of stockholders. The Company did not have an annual meeting of stockholders during fiscal year 2007.

Audit Committee Matters

The Board of Directors does not have a separately designated standing audit committee. The entire Board of Directors oversees our accounting and financial reporting processes and audits of our financial statements.   The Board of Directors does not have an audit committee charter. Our Board of Directors has determined that it does not have an "audit committee financial expert," as that term is defined in Item 407(d)(5) of Regulation S-K. Since we are in the development stage and do not have substantial operations, it is difficult to attract Board members who have the relevant experience.

Audit Committee Report

The following report shall not constitute “soliciting material,” shall not be deemed “filed” with the Securities & Exchange Commission and is not to be incorporated by reference into any other filing by the Company under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporates this report by reference therein.

For fiscal year 2007, the Board of Directors reviewed and discussed with management of the Company and with Malone & Bailey PC (“Malone”), then the Company’s independent registered public accounting firm with, the audited financial statements of the Company as of December 31, 2007 and 2006, and for each of the two years then ended, respectively (the “Audited Financial Statements”). In addition, the Board of Directors discussed with Malone the matters required by Codification of Statements on Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 90.

The Board of Directors also received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 and has discussed with them their independence from the Company. The audit committee also discussed with management of the Company and the independent auditors such other matters and received such assurances from them as it deemed appropriate.

Based on the foregoing review and discussions and a review of the report of the independent auditors with respect to the Audited Financial Statements, and relying thereon, the Board of Directors recommended the inclusion of the Audited Financial Statements in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2007.

Board of Directors

Robert M. Howe III
Roger Wagner
Thomas Jackson

Director and Executive Officer Compensation Matters

The Board of Directors does not have a separately designated standing compensation committee. The Company does not believe that, at this point, being a development stage company with nominal revenues, there is justification for the separate designation of a compensation committee. The full Board of Directors participates in the process of determining compensation for executive officers and directors. With the exception of Mr. Howe, our President and Chief Executive Officer, compensation of executive officers is generally determined by negotiation between the respective executive officer and Mr. Howe, followed by approval of the Board of Directors. Mr. Howe’s employment terms were negotiated by Mr. Howe with the Company’s former Chief Executive Officer and approved by the Board of Directors. The Board of Directors does not delegate authority to determine compensation of executive officers and does not use the services of compensation consultants to determine the compensation of executive officers or directors.

Director Nomination Matters

The Board of Directors does not have a separately designated standing nominating committee. The Company does not believe that, at this point, being a development stage company with nominal revenues, there is justification for the separate designation of a nominating committee. The full Board of Directors participates in the director nomination process. The Board of Directors has not established a formal nomination policy, because, since the Company is a development stage company with nominal revenue, the Company believes that there is no justification for a nomination policy. The Board of Directors does not have a charter relating to the director nomination process. The Board of Directors will consider for nomination candidates proposed by stockholders if the proposal complies with the following requirements, as well as the other requirements set forth in Section 2.12 of the Company’s Bylaws, as amended and restated on July 29, 2008, which are filed as Exhibit 3.1 to the Company’s Current Report on Form 8-K filed with the SEC on August 4, 2008. Beginning with the 2009 annual meeting of stockholders, if a stockholder wishes to propose a nominee for election to the Board of Directors, such stockholder must submit in writing: (a) as to each proposed nominee, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”) (including each such person’s written consent to serve as a director if elected); and (b) as to the stockholder giving the notice (i) the name and address of such stockholder as it appears on the corporation’s books, (ii) the class and number of shares of the corporation’s capital stock that are beneficially owned by such stockholder, (iii) a description of all arrangements or understandings between the stockholder and each proposed nominee and any other persons pursuant to which the nominations are to be made by the stockholder, (iv) a representation that the stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice, and (v) any other information relating to the stockholder that would be required to be disclosed in a proxy statement or other filings pursuant to Regulation 14A of the Exchange Act. This information must be delivered to the Company’s Secretary at the Company’s principal executive offices and must be received in a timely manner as specified in the Company’s Bylaws (these requirements are not applicable to persons nominated by or at the direction of the Board of Directors). The timing requirements with respect to next year’s annual meeting of stockholders are described in the beginning of these proxy materials under the caption QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING, “When are stockholder proposals due for next year’s annual meeting?” The Company may request further information if it determines a recommended candidate may be an appropriate nominee.

The deadline for stockholder proposals to be included in our proxy statement for our 2008 annual meeting, if eligible to be so included, was August 9, 2008. The deadline for proposals not intended to be included in our proxy statement for our 2008 annual meeting, but intended to be considered at that meeting, is August 25, 2008, which is not less than ten days after the anticipated mailing of our notice of the date of our 2008 annual meeting. Please review carefully the Bylaws attached to our Annual Report on Form 10-KSB for the year ended December 31, 2007, for the other requirements relating to stockholder proposals relating to nominees to the Board of Directors at the 2008 annual meeting, which are not affected by the most recent amendments to our Bylaws.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Any stockholder who wishes to send communications to the Board of Directors should mail them addressed to the intended recipient by name or position in care of: Secretary, Etelcharge.com, 1636 N. Hampton Road, Suite 270, DeSoto, Texas 75115. Upon receipt of any such communications, the Secretary will determine the identity of the intended recipient and whether the communication is an appropriate stockholder communication. The Secretary will send all appropriate stockholder communications to the Chairman of the Board of Directors. An “appropriate stockholder communication” is a communication from a person claiming to be a stockholder in the communication, and the subject of which relates solely to the sender’s interest as a stockholder and not to any other personal or business interest.

CODE OF ETHICS

Our Chief Executive Officer and Chief Financial Officer (who is also our principal accounting officer) are required to abide by our Code of Ethics to ensure that our business is conducted in a consistently legal and ethical manner. The Code of Ethics is available as Exhibit 14 to our Annual Report on Form10K-SB for the year ended December 31, 2007 filed with the SEC and available at www.sec.gov.

PROPOSAL 2

APPROVAL OF CERTIFICATE OF AMENDMENT
TO ARTICLES OF INCORPORATION

On July 29, 2008, the Board of Directors approved an amendment to the Company's Articles of Incorporation to provide for an increase in the number of shares of common Stock included in the authorized capital of the Company, from 400,000,000 shares to 5,000,000,000 shares, subject to stockholder approval. The text of this proposed amendment is included in the Certificate of Amendment attached hereto as Appendix A.

The Board of Directors believes that the proposed amendment will provide the Company with flexibility for issuances of equity, thus maintaining the Company's ability to respond to any corporate opportunities which may arise in the future while continuing to have enough shares in reserve to satisfy current obligations. While the Company currently has approximately 70,000,000 shares remaining available for issuance that should satisfy its short term needs, longer term, the Company anticipates requiring additional shares for a variety of possible uses. Certain commitments the Company has made may also require additional issuances of shares currently authorized. In particular, in connection with the Company’s previously disclosed proposed acquisition of PaymentOne Corporation (“PaymentOne”), the Company has agreed to issue options to purchase common stock to certain of PaymentOne’s employees in an aggregate amount not to exceed (a) $500,000.00 divided by (b) the opening price of the Company’s common stock on the closing date of the acquisition. In addition, in connection with the transaction between the Company and Golden Gate Investors, Inc., described in the “Certain Relationships and Related Transactions” section of this Proxy Statement, the Company has issued, and may issue additional, debentures convertible into common stock. The unissued shares would be available for issuance from time to time for various corporate purposes, including employee compensation plans, acquisitions and public or private sales for cash as a means of raising capital. The increase in authorized capital would mean that the additional authorized shares would be available for issuance from time to time at the discretion of the Board of Directors without further stockholder action except as may be required for a particular transaction, by law or any contractual obligations of the Company that may be in effect at the time of issuance which will in many cases avoid any potential expense or delay in connection with obtaining stockholder approval for a particular issuance of shares.

The proposal to increase the authorized capital of the Company may affect the rights of existing holders of common stock to the extent that future issuances of common stock reduce each existing stockholder's proportionate ownership and voting rights in the Company. In addition, possible dilution caused by future issuances of common stock could lead to a decrease in the Company's net income per share in future periods and a resulting decline in the market price of the Company's common stock. It is not anticipated that adoption of the amendment would have any other effect on the holders of the Company's common stock.

In addition, the proposal to increase the authorized capital of the Company is not as a result of any knowledge of management concerning any specific effort by a current stockholder or stockholders of the Company to accumulate shares of common stock or to obtain control of the Company by means of a merger, tender offer, counter-solicitation or otherwise. The Company has not proposed to increase the number of authorized shares of Common Stock with the intention of using the additional authorized shares of common stock for anti-takeover purposes, but the Company would be able to use the additional authorized shares to oppose a hostile takeover attempt or delay or prevent changes in control or management of the Company. For example, without further stockholder approval, the Board of Directors could sell shares of common stock in a private transaction to purchasers who would oppose a takeover or would favor the current Board of Directors. Since the Company is not listed for trading on the Nasdaq Stock Market, the New York Stock Exchange or any comparable national securities exchange, such sale of shares of common stock in a private transaction would not be subject to the rules of such exchanges, including the rules that limit, subject to certain conditions, the issuance of common stock of the Company above certain thresholds without stockholder approval. Stockholders should be aware that approval of this Proposal 2 could facilitate future efforts by the Company to oppose changes in control of the Company and to perpetuate the Company’s management, including in connection with transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices. The Company could also use the additional authorized shares of common stock for potential strategic transactions including acquisitions, strategic partnerships, and joint ventures that specifically retain the current Board of Directors and management of the Company, although the Company has no present plans to do so. The Company cannot provide assurances that any such transactions will be consummated on favorable terms or at all, or that such transactions will enhance stockholder value or that they will not adversely affect the trading price of the common stock. Any such transactions may require the Company to incur non-recurring or other charges and may pose significant integration challenges. While noting the potential anti-takeover effects of an increase in the number of authorized shares of common stock, this Proposal 2 is not a part of a plan by the Company to adopt a series of amendments having anti-takeover effects and management has no present plans to propose other amendments having anti-takeover effects in future proxy solicitations.

If approved by our stockholders, the increase in authorized capital would become effective as soon as reasonably practicable after the annual meeting by filing the Certificate of Amendment with the Secretary of State of the State of Nevada.

Vote Required and Recommendation of the Board of Directors

Stockholders are requested in this Proposal No. 2 to approve the amendment to the Articles of Incorporation. The affirmative vote of the holders of a majority of the shares issued and outstanding and entitled to vote in person or by proxy at the meeting will be required to approve the amendment to the Articles of Incorporation. Abstentions and broker-non votes will be counted as entitled to vote on this proposal and will have the same effect as negative votes. Unless otherwise directed, persons designated as proxies intend to cast all properly executed proxies received by the time of the annual meeting FOR the approval of the amendment to the Articles of Incorporation. Brokers who hold shares of common stock as nominees generally do not have discretionary authority to vote such shares on this proposal without instructions from the beneficial owners.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 2

PROPOSAL 3

APPROVAL OF THE ADOPTION OF THE
2008 EQUITY INCENTIVE PLAN

We are asking our stockholders to approve the adoption of our 2008 Equity Incentive Plan at the annual meeting of stockholders. On July 29, 2008, our Board of Directors approved the 2008 Plan. The 2008 Plan is critical to our ongoing effort to build stockholder value, as equity incentive awards are central to our compensation program. The Board of Directors believes that our ability to grant awards to new and existing employees has helped and will continue to help us attract, retain, and motivate employees. While the 2008 Plan is currently effective, the Company is submitting it for stockholder approval in order to take advantage of certain tax benefits which are granted only to plans approved by the stockholders, such as the ability to issue incentive stock options and to deduct certain compensation under Section 162(m) of the of the Internal Revenue Code of 1986, as amended, or the Code. See “Summary of Federal Income Tax Consequences of the 2008 Plan” below.

Summary of the 2008 Plan

A summary of the principal features of the 2008 Plan follows below. The summary is qualified by the full text of the 2008 Plan that is attached as Appendix B to this proxy statement.

Administration

The Board of Directors, or a committee of the Board of Directors, will administer the 2008 Plan. A committee may consist of two or more “non-employee directors” within the meaning of Rule 16b-3 of the Exchange Act, or of two or more “outside directors” within the meaning of Section 162(m) of the Code.

The Board of Directors or its committee (the “Administrator”) has the authority to implement, construe and interpret its provisions. Among other things, the Administrator has the power to determine award recipients and the terms of awards including the exercise price, the number of shares subject to each award, the exercisability of awards and the form of consideration payable at exercise, all of which are determined in its sole discretion. The Administrator has the power to approve forms of award agreements.

Types of Awards

Awards under the 2008 Plan may consist of stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards and other awards. Any award may be granted singly or in combination or in tandem with any other award, as the Administrator may determine in its sole discretion. In this proposal, we refer to the various types of awards collectively as the awards.

Eligibility

Awards may be granted under the 2008 Plan to our employees, non-employee directors and consultants. Only our employees may receive incentive stock options. As of August 5, 2008, approximately three employees and two non-employee directors would be eligible to participate in the 2008 Plan. If the Company’s proposed acquisition of PaymentOne Corporation is completed, approximately an additional 28 employees will become eligible to participate in the 2008 Plan.

Stock Subject to the 2008 Plan

Up to fifty million (50,000,000) shares of common stock may be issued pursuant to awards granted under the 2008 Plan; provided, however, if stockholder approval of the amendment to the Company’s Articles of Incorporation described in Proposal 2 above is obtained, the shares issuable pursuant to awards under the 2008 Plan will increase automatically to two hundred fifty million (250,000,000) shares upon the filing and effectiveness of the amendment. Please refer to the section of this proxy statement under the caption “New Plan Benefits” below for a summary of awards that have already been made, and that are determinable at this time to be made under the 2008 Plan.

The shares of common stock subject to awards granted under the 2008 Plan that expire, are forfeited because of a failure to vest, or otherwise terminate without being exercised in full, and subject to awards settled in cash, will return to the 2008 Plan and be available for issuance under the 2008 Plan. Upon settlement of an SAR, whether in cash or in shares of common stock, any shares of Common Stock not issued under such SAR will return to the 2008 Plan and be available for issuance under the 2008 Plan. However, any shares that are withheld to satisfy tax requirements or that are used to pay the exercise or purchase price of an award may not be issued again under the 2008 Plan.

Terms of Stock Options

A stock option is the right to purchase shares of our common stock at a fixed exercise price for a fixed period of time. Stock option grants may be incentive stock options or non-qualified stock options. Up to fifty million (50,000,000) shares of common stock may be issued under the 2008 Plan pursuant to the exercise of incentive stock options; provided, however, if stockholder approval of the amendment to the Company’s Articles of Incorporation described in Proposal 2 above is obtained, this limit will increase automatically to two hundred fifty million (250,000,000) shares upon the filing and effectiveness of the amendment. Each option will be evidenced by an option agreement. The exercise price of a stock option may not be less than 100% of the fair market value of the stock subject to the option on the date of grant (for an incentive stock option 110% if the optionee is a 10% holder). The term of an option will not be longer than ten years (five years if the optionee is a 10% holder) and may be subject to restrictions on transfer. The Administrator otherwise determines the terms of a stock option including the exercise price, the form of consideration to be paid on exercise, the vesting schedule, restrictions on transfer and the term, which will all be included in an option agreement. When exercised, the exercise price may be paid in a form permitted by the stock option agreement, which may include payment in cash, by check or cash equivalent, pursuant to a program developed under Regulation T promulgated by the Federal Reserve Board, by delivery of other shares of common stock, by a “net exercise” arrangement, or by any other means acceptable to the Administrator and permissible under applicable law.

Stock options granted to employees and consultants generally terminate three months after termination of an optionee’s service (or such longer or shorter period as set forth in the option agreement). Stock options granted to non-employee directors generally terminate one year after termination of an optionee’s service (or such longer or shorter period as set forth in the option agreement). The optionee generally (subject to the terms of the option agreement) will have one year to exercise when termination is due to disability or death. The foregoing post-termination exercise periods may be shortened or extended as set forth in the applicable option agreement. In no event, however, may a stock option be exercised beyond the expiration of its term.

Terms of Stock Appreciation Rights

A stock appreciation right, or SAR, is the right to receive the appreciation in the fair market value of our common stock between the date of grant and the exercise date for the number of shares of our common stock that are exercised. SARs may be granted as stand-alone awards, or in tandem with stock options. Each SAR will be evidenced by an agreement specifying the exercise price, number of SARs granted and the other terms of the SAR; provided that in no event will an SAR’s term exceed ten years, nor will its exercise price be less than the fair market value on the date of grant.

When a SAR is exercised, the holder is entitled to an amount equal to the difference between: (1) the fair market value of a share of our common stock on the date the SAR is exercised; and (2) (a) with respect to a tandem SAR, the exercise price per share under the related stock option or (b) with respect to a stand-alone SAR, the fair market value of a share of common stock on the effective date of grant of the SAR. We may pay the amount of the appreciation in cash or shares of our common stock, or a combination of both as determined by the Administrator, which payment may be made as soon as practicable following exercise or deferred, also as determined by the Administrator and specified in the SAR agreement.

SARs granted to employees and consultants generally terminate three months after termination of a holder’s service (or such longer or shorter period as set forth in the SAR agreement). Stock options granted to non-employee directors generally terminate one year after termination of a holder’s service (or such longer or shorter period as set forth in the SAR agreement). The holder generally (subject to the terms of the SAR agreement) will have one year to exercise when termination is due to disability or death. The foregoing post-termination exercise periods may be shortened or extended as set forth in the applicable SAR agreement. In no event, however, may an SAR be exercised beyond the expiration of its term.

Terms of Restricted Stock

Restricted stock is an award of shares of our common stock that are subject to vesting and/or forfeiture based upon the satisfaction of terms and conditions established by the Administrator, which may include service requirements or performance criteria. Restricted stock awards may be awarded in consideration for past or future services actually or to be rendered to the Company, or any other form of consideration that may be acceptable to the Administrator and is permissible under applicable law. Each restricted stock award will be evidenced by an award agreement that sets forth the terms and conditions of the award. If a participant’s service terminates before the restricted stock is fully vested, all of the unvested shares may be forfeited to, or repurchased by, the Company, as provided for in the restricted award agreement.

Terms of Restricted Stock Units

A restricted stock unit is a right to receive shares of common stock or cash, any combination thereof, or any other form of legal consideration, as determined by the Administrator, equal to the value of a share of common stock at the end of a set period. No stock is issued at the time of grant. Restricted stock units may be awarded in consideration for past or future services actually or to be rendered to the Company, or any other form of consideration that may be acceptable to the Administrator and is permissible under applicable law. Each restricted stock unit will be evidenced by an agreement that sets forth the terms and conditions of the award. The Administrator sets the terms of the restricted stock unit award, including the number of awards, the consideration (if any) to be paid by the recipient, the vesting schedule, any performance criteria and the form in which the award will be settled. When a participant’s service terminates, the unvested portion of the restricted stock unit will be forfeited unless otherwise provided in the restricted stock unit agreement.

Terms of Performance Awards

A performance award is an award that may be granted, may vest, or may be exercised based upon the attainment of pre-determined performance goals during a specified performance period. A performance award may, but need not, require the completion of a specified period of continuous service. The length of any performance period, the performance goals to be achieved during such performance period, and the measure of whether and to what degree such performance goals have been attained will be determined by the Administrator and set forth in an award agreement. A performance award may be intended to qualify for the income tax deduction benefits of Section 162(m) of the Code. The maximum number of shares of our common stock that may be granted to any participant in a calendar year attributable to performance awards may not exceed fifty million (50,000,000) shares.

Performance Criteria. Performance based awards may be made subject to one or more of the following criteria:(i) earnings per share; (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization; (iv) total stockholder return; (v) return on equity; (vi) return on assets, investment, or capital employed; (vii) operating margin; (viii) gross margin; (ix) operating income; (x) net income (before or after taxes); (xi) net operating income; (xii) net operating income after tax; (xiii) pre-tax profit; (xiv) operating cash flow; (xv) sales or revenue targets; (xvi) increases in revenue or product revenue; (xvii) expenses and cost reduction goals; (xviii) improvement in or attainment of working capital levels; (xix) economic value added (or an equivalent metric); (xx) market share; (xxi) cash flow; (xxii) cash flow per share; (xxiii) share price performance; (xxiv) debt reduction; (xxv) implementation or completion of projects or processes; (xxvi) customer satisfaction; (xxvii) stockholders’ equity; and (xxviii) to the extent that an Award is not intended to comply with Section 162(m) of the Code, other measures of performance selected by the Administrator.

Terms of Other Awards

The Administrator has the authority to specify the terms and provisions of other forms of equity-based or equity-related awards, or any combination thereof, not described above which the Administrator to be consistent with the purpose of the 2008 Plan and the interests of the Company, which awards may provide for grants of shares of common stock or the right to receive shares of common stock in the future, cash payments based in whole or in part on the value or future value of common stock, or any combination thereof. Such awards may be granted alone or on addition to other awards granted under the 2008 Plan.

Changes to Common Stock

In the event of a stock dividend on shares of common stock payable in shares of common stock, a reorganization, a recapitalization, a merger, a consolidation, a spin-off, a stock-split, a combination or exchange of shares of common stock or a like event which results in a change in the number or kind of securities which are outstanding immediately prior to such event, the Administrator will adjust the aggregate number and kind of shares of common stock subject to the 2008 Plan, the aggregate number and kind of shares of common stock subject to each outstanding award, the exercise or purchase price of each Award, and any other adjustments required under the Code to the extent and in the manner that the Board of Directors deems appropriate, which determination shall be conclusive and binding on all parties to the 2008 Plan.

Capital Transactions

In the event of a capital transaction (as such term is defined in the 2008 Plan), the Administrator will, as to outstanding awards, either (a) make appropriate provision for the protection of any such outstanding awards by the substitution on an equitable basis of appropriate securities of the Company or of the merged, consolidated or otherwise reorganized corporation or other entity which will be issuable in respect of outstanding shares of common stock, provided that the excess of the aggregate fair market value of the shares of common stock subject to the award immediately after such substitution over the purchase or exercise price thereof is not more than the excess of the aggregate fair market value of the shares of common stock subject to such awards immediately before such substitution over the purchase or exercise price thereof or (b) upon written notice to a participant of the 2008 Plan, require that all unexercised or unsettled awards must be exercised or settled within a specified number of days of the date of such notice or, failing such action, such unexercised or unsettled awards will be terminated, provided that, in any such case, the Administrator may, in its sole discretion, accelerate vesting or advance the lapse of any restrictions, waiting or installment periods or exercise dates; or (c) make such other provisions as to outstanding awards that are consistent with any agreement that the Company enters into with respect to the capital transaction.

Duration, Suspension, Termination, and Amendment

The 2008 Plan is scheduled to terminate on July 28, 2018. The Board may suspend or terminate the 2008 Plan at any time. No awards may be granted under the 2008 Plan while the 2008 Plan is suspended or after it is terminated. The Board may amend the 2008 Plan at any time. Notwithstanding the forgoing, no termination, suspension or amendment of the Plan or any award shall adversely affect the rights of a participant under any award granted under the 2008 Plan unless the consent of such participant has been obtained, subject to certain exceptions described in the 2008 Plan.

To the extent the Company desires that certain stock options granted under the 2008 Plan meet the requirements for "incentive stock options" or to preserve the income tax deduction benefits of Section 162(m) with respect to certain awards, the Company will seek to comply with the stockholder approval requirements of the relevant provisions of the Code; provided that any stock option intended to be an incentive stock option will not fail to be effective solely on account of a failure to obtain such stockholder approval, but rather such stock option will be treated as a non-qualified stock option unless and until such stockholder approval is obtained and any award intended to satisfy the requirements of Section 162(m) in order to preserve any deduction under Section 162(m), will not fail to be effective solely on account of a failure to obtain stockholder approval, but rather such deduction shall not be preserved with respect to such award unless and until such stockholder approval is obtained. To the extent that any applicable listing standard, if any, requires stockholder approval of the 2008 Plan or any award thereunder, and/or any modifications thereto, the validity and exercisability of the relevant award will be contingent upon obtaining such approval.

Tax Withholding

The Administrator may require a participant to satisfy any federal, state, local, or foreign tax withholding obligation relating to a award by (a) cash or (b) with the consent of the Administrator in the Award Agreement or otherwise, shares of common stock to be issued under an Award having an aggregate Fair Market Value equal to the applicable Tax Liability or (c) a combination of cash and shares of common stock.

Summary of Federal Income Tax Consequences of the 2008 Plan

The following summary is intended only as a general guide to the U.S. federal income tax consequences under current law of participation in the 2008 Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances. Furthermore, the tax consequences are complex and subject to change, and a taxpayer’s particular situation may be such that some variation of the described rules is applicable.

Incentive Stock Options. A participant recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code.

If a participant holds stock acquired through exercise of an incentive stock option for more than two years from the date on which the option was granted and more than one year after the date the option was exercised for those shares, any gain or loss on a disposition of those shares (a “qualifying disposition”) will be a long-term capital gain or loss. Upon such a qualifying disposition, we will not be entitled to any income tax deduction.

If a participant disposes of shares within two years after the date of grant or within one year after the date of exercise (a “disqualifying disposition”), the difference between the fair market value of the shares on the option exercise date and the exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. To the extent the participant recognizes ordinary income by reason of a disqualifying disposition, generally we will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation) to a corresponding income tax deduction in the tax year in which the disqualifying disposition occurs.

The difference between the option exercise price and the fair market value of the shares on the exercise date of an incentive stock option is treated as an adjustment in computing the participant’s alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to participants subject to the alternative minimum tax.

Non-qualified Stock Options. Options not designated or qualifying as incentive stock options will be non-qualified stock options having no special tax status. A participant generally recognizes no taxable income as the result of the grant of such an option. Upon exercise of a non-qualified stock option, the participant normally recognizes ordinary income in the amount of the difference between the option exercise price and the fair market value of the shares purchased. Generally, we will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation) to an income tax deduction in the tax year in which such ordinary income is recognized by the participant.

Upon the disposition of stock acquired by the exercise of a non-qualified stock option, any gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as capital gain or loss.

Stock Appreciation Rights. A participant recognizes no taxable income upon the receipt of a stock appreciation right. Upon the exercise of a stock appreciation right, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the exercise price. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant in connection with the exercise of the stock appreciation right, except to the extent such deduction is limited by applicable provisions of the Code.

Restricted Stock. A participant acquiring restricted stock generally will recognize ordinary income equal to the difference between the fair market value of the shares on the “determination date” (as defined below) and their purchase price, if any. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The “determination date” is the date on which the participant acquires the shares unless they are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares become transferable or (ii) the date on which the shares are no longer subject to a substantial risk of forfeiture. If the determination date is after the date on which the participant acquires the shares, the participant may elect, pursuant to Section 83(b) of the Code, to have the date of acquisition be the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date the shares are acquired. Upon the sale of shares acquired pursuant to a restricted award, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. We will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation) to a corresponding income tax deduction in the year in which such ordinary income is recognized by the participant.

Restricted Stock Units. No taxable income is recognized upon receipt of a restricted stock unit. In general, the participant will recognize ordinary income in the year in which the units vest and are settled in an amount equal to any cash received and the fair market value of any nonrestricted shares issued on the date of issuance. We will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation) to an income tax deduction equal to the amount of ordinary income recognized by the participant. In general, the deduction will be allowed for the taxable year in which such ordinary income is recognized by the participant.

Performance Awards. If the participant receives any of the awards described above as a performance award, the participant generally will be taxed in the same manner as described above under the relevant caption. Otherwise, a participant generally will recognize no income upon the grant of a performance award. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of receipt in an amount equal to the fair market value of any non-restricted shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the “determination date,” will be taxed as capital gain or loss. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

If, at the time of grant, the Company is a “publicly held corporation” within the meaning of, and the Company has complied with the stockholder approval requirements of, Section 162(m), the maximum number of shares of common stock subject to an award that may be granted to any participant during any calendar year under the 2008 Plan will generally be fifty million (50,000,000) shares.

Potential Limitation on Deductions. Compensation of persons who are “covered employees” of the Company is subject to the tax deduction limits of Section 162(m) of the Code. Awards that qualify as “performance-based compensation” are exempt from Section 162(m), thereby permitting us to claim the full federal tax deduction otherwise allowed for such compensation. The 2008 Plan is intended to enable the Administrator to grant awards that will be exempt from the deduction limits of Section 162(m).

In accordance with Treasury Regulations issued under Section 162(m), compensation attributable to restricted stock, restricted stock units, performance awards, and other stock-based awards will qualify as performance-based compensation if (i) such awards are approved by a compensation committee composed solely of “outside directors,” (ii) the plan contains a per-employee limitation on the number of shares for which such awards may be granted during a specified period, (iii) the per-employee limitation is approved by the stockholders, and (iv) the exercise or strike price of the award is no less than the fair market value of the stock on the date of grant. Compensation attributable to restricted stock, restricted stock units, performance awards, and other stock-based awards will qualify as performance-based compensation, provided that (i) the award is approved by a compensation committee composed solely of “outside directors,” (ii) the award is granted, becomes vested or is settled, as applicable, only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, (iii) our Board of Directors certifies in writing prior to the granting (or vesting or settlement) of the award that the performance goal has been satisfied, and (iv) prior to the granting (or vesting or settlement) of the award, the stockholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount, or formula used to calculate the amount, payable upon attainment of the performance goal). It is intended that options and stock appreciation rights granted under the 2008 Plan qualify as performance-based compensation that is exempt from the $1 million deduction limitation, to the extent they conform with the requirements of Section 162(m) of the Code. In addition, it is intended that the Administrator may grant restricted stock, restricted stock units, and other awards under the 2008 Plan that qualify as performance-based compensation that is exempt from the $1 million deduction limitation, to the extent they conform with the requirements of Section 162(m) of the Code.

Section 409A of the Code

The American Jobs Creation Act of 2004 added Section 409A to the Code of 1986, generally effective January 1, 2005. Section 409A covers most programs that defer the receipt of compensation to a year succeeding the year in which the right to receive such compensation first arose. It provides strict rules for elections (if any) to defer compensation and for the timing of payouts of deferred compensation.

There are significant penalties placed on the individual employee or service provider for failure to comply with Section 409A. However, it does not affect the Company's ability to deduct deferred compensation.

Section 409A generally does not apply to incentive stock options or non-qualified stock options that are not discounted (discounted options are options issued with an exercise price that is less than the fair market value of the underlying stock on the date of grant). The terms of the 2008 Plan generally do not permit the issuance of discounted stock options that could be subject to Section 409A.

NEW PLAN BENEFITS

Except as provided in the table below, we cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to executive officers and employees under the 2008 Plan.   Whether or not the 2008 Plan is approved by our stockholders at this Annual Meeting, our non-employee directors will receive their annual grant of 10,000 shares of common stock.  Accordingly, the table below sets forth the grants to be made under the 2008 Plan to Mr. Howe, Chairman of the Board, and to our non-employee directors, as a group, in connection with their fiscal year 2008 grant.  In addition, on July 24, 2008, the Board of Directors approved the grant to Robert M. Howe III, our Chairman, President and Chief Executive Officer an award of ten million (10,000,000) shares of the Company’s common stock (the “Stock Award”). The Stock Award is to be made pursuant to the Company’s 2008 Equity Incentive Plan (the “2008 Plan”), and is subject to (1) stockholder approval of the 2008 Plan, (2) execution of an award agreement between the Company and Mr. Howe, and (3) the registration on Form S-8 of the shares reserved for issuance under the 2008 Plan. On July 29, 2008, the Board of Directors also approved the cancellation of (i) 2,300,000 stock options held by, and the right to receive 100,000 additional stock options by, Robyn Priest, Senior Vice President of Finance, Chief Financial Officer and Secretary, and (ii) 1,200,000 stock options held by James. T. Wilson, Senior Vice President and Chief Technology Officer, which are all of the outstanding options held by, or agreed to be granted to, each of them, and the grant to each of them of the same number of replacement stock options under the 2008 Plan, subject to the same conditions described above with respect to the Stock Award. The Stock Award to Mr. Howe, and the grant of replacement stock options to each of Ms. Priest and Mr. Wilson, are also included in the table below.

On August 1, 2008, the closing price of our common stock on the OTC Bulletin Board was $.02 per share.

New Plan Benefits - Awards Anticipated under the 2008 Plan

Name and Position	Dollar Value ($)(1)	Number of Securities Underlying Awards
Robert M. Howe III, Chairman, President and Chief Executive Officer	200,200	10,010,000(2)
Robyn Priest, Senior Vice President of Finance, Chief Financial Officer and Secretary	N/A	2,400,000(3)
James T. Wilson, Senior Vice President and Chief Technology Officer	N/A	1,200,000(3)
Executive Group (3 persons)	200,200	13,610,000
Non-Executive Director Group (2 persons)	400	20,000(4)
Non-Executive Officer Employee Group	N/A	(5)

(1)	The dollar value is based upon the $.02 closing price of our common stock on August 1, 2008.
(2)	Includes the Stock Award described above, and 10,000 shares of common stock to be issued to Mr. Howe for service as a director.
(3)	Includes fully vested options to purchase shares of common stock, with a five year term.
(4)	Includes 10,000 shares of common stock to be issued to each non-employee director.
(5)	Not determinable, as awards are discretionary.

In addition, in connection with the Company’s previously disclosed proposed acquisition of PaymentOne Corporation, the Company has agreed to issue options to purchase common stock to certain of PaymentOne’s employees in an aggregate amount not to exceed (a) $500,000.00 divided by (b) the opening price of the Company’s common stock on the closing date of the acquisition. The same PaymentOne employees will receive fully vested “make whole” awards of shares of the Company’s common stock with a value equal to the product of (i) the number of options to be granted above and (ii) any positive difference between the closing price of the Company’s common stock on the acquisition closing date and $0.03, subject to a $60,000 aggregate cap covering all such recipients. The closing date for the acquisition has not yet been determined.

Vote Required and Recommendation of the Board of Directors

The adoption of the 2008 Plan must receive more “For” votes than “Against” votes in order to be approved. Abstentions and broker-non votes will have no effect. Unless otherwise directed, persons designated as proxies intend to cast all properly executed proxies received by the time of the annual meeting FOR the approval of the adoption of the 2008 Plan. Brokers who hold shares of common stock as nominees generally do not have discretionary authority to vote such shares on this proposal without instructions from the beneficial owners.

THE BOARD OF DIRECTORS
RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 3

PROPOSAL 4

RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors has selected Whitley Penn LLP (“Whitley”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008 and has further directed that management submit the selection of the independent registered public accounting firm for ratification by the stockholders at the annual meeting. Whitley has not previously audited the Company’s financial statements. Ratification of the selection is not required by law, and the Company is not required to take any action if the stockholders fail to ratify the selection of Whitley as the Company’s independent registered public accounting firm.

On April 12, 2008 the Board of Directors dismissed Malone & Bailey PC, which had audited the Company’s financial statements for the fiscal years ended December 31, 2006 and 2007, as the Company’s independent registered public accounting firm effective immediately.

On April 12, 2008 the Board of Directors approved the engagement of Whitley as the Company’s independent registered public accounting firm for the year ending December 31, 2008. Whitley informed the Company that it completed its client acceptance process on April 15, 2008.

During the years ended December 31, 2007 and December 31, 2006 and through April 15, 2008, neither the Company nor anyone on its behalf consulted with Whitley with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Whitley concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

The reports of Malone on the Company’s financial statements for the years ended December 31, 2007 and December 31, 2006 did not contain an adverse opinion or a disclaimer of an opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the reports include an explanatory paragraph as to the Company’s ability to continue as a going concern.

During the years ended December 31, 2007 and December 31, 2006 and the subsequent period through April 12, 2008, the date Malone was dismissed, there were no disagreements (as defined in Item 304(a)(l)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with Malone on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Malone, would have caused Malone to make reference to the subject matter of the disagreements in its reports on the financial statements for such years.

The Company provided Malone with a copy of the above disclosures, and requested that Malone furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the statements made above. Malone responded that it agreed with the Company’s statements by letter dated April 29, 2008.

Representatives of Malone, the principal accountant for the years ended December 31, 2007 and December 31, 2006, are not expected to be present at the annual meeting. As such, Malone will not have the opportunity to make a statement, nor will they be available to respond to appropriate questions at the annual meeting. Representatives of Whitley, the principal accountant for the year ended December 31, 2008, are expected to be present at the annual meeting, and will have the opportunity to make a statement if they desire to do so and be available to respond to appropriate questions.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table presents fees for professional services rendered by Malone for the audit of the Company’s annual financial statements for the years ended December 31, 2007, and December 31, 2006, and fees billed for other services rendered by Malone during those periods.

Fee Category	Year ended December 31, 2007	Year ended December 31, 2006

Audit fees	$22,327	$6,750
Audit-related fees	-0-	-0-
Tax fees	$2,500	$2,500
All other fees	-0-	-0-
(1)  Audit fees were principally for audit work performed on our annual financial statements and review of our interim financial statements.
(2)  Malone did not provide any “audit-related fees” during the period.
(3)  Tax fees were for services related to preparation of federal income tax returns and state franchise tax returns.
(4)  Malone did not provide any “other services” during the period.

PRE-APPROVAL POLICIES AND PROCEDURES

As we do not currently have an audit committee, and although we lack a formal policy relating to approval of audit and permitted non-audit services provided by the independent auditors, our Board of Directors has pre-approved all such services described above. These services may include the following:

•
Audit services, which are generally services for the audit of our annual financial statements and review of our financial statements that are included in our Form 10-QSB, or services that are normally provided in connection with statutory and regulatory filings or engagements.

•
Audit-related services, which are generally assurance and related services that are reasonably related to the performance of Audit Services, but do not otherwise fall under the category of Audit services.  We generally do not request any Audit-related services from Malone.

•	Tax services, which are generally tax compliance, tax advice, and tax planning services, including preparation of tax returns.

•	All other services, which are generally all products and services which do not otherwise fall into the three categories described above. We generally do not request any other services from Malone.

Vote Required and Recommendation of the Board of Directors

The ratification of the selection of Whitley as the Company’s independent registered public accounting firm must receive more “For” votes than “Against” votes in order to be approved. Unless otherwise directed, persons designated as proxies intend to cast all properly executed proxies received by the time of the annual meeting FOR the ratification of the selection of Whitley as the Company’s independent registered public accounting firm. Abstentions and broker-non votes will have no effect. Brokers who hold shares of common stock as nominees generally have discretionary authority to vote such shares on this proposal if they have not received voting instructions from the beneficial owner by the tenth day before the annual meeting, provided that this proxy statement has been transmitted to the beneficial holder at least fifteen days prior to the annual meeting.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 4

PROPOSAL 5

APPROVAL OF THE ADOPTION OF AMENDMENTS
TO THE COMPANY’S BYLAWS

We are asking our stockholders to approve the adoption of amendments to our Bylaws permitting the Company’s Board of Directors to make certain amendments to the Bylaws that were previously only permitted to be made by the Company’s stockholders. Our bylaws currently provide in Article 11, which relates to the amendment of our bylaws, that (a) no bylaw adopted or amended by the stockholders shall be altered or repealed by the board of directors; (b) no bylaw shall be adopted by the board of directors which shall require more than the stock representing a majority of the voting power for a quorum at a meeting of stockholders or more than a majority of the votes cast to constitute action by the stockholders, except where higher percentages are required by law; provided, however, that if any bylaw regulating an impending election of directors is adopted or amended or repealed by the board of directors, there shall be set forth in the notice of the next meeting of the stockholders for the election of directors, the bylaws so adopted or amended or repealed, together with a concise statement of the changes made; and (c) no amendment, alteration, or repeal of Article 11, which relates to the amendment of our bylaws, shall be made except by the stockholders.

On July 29, 2008, the Board of Directors approved amendments to Article 11 of our bylaws, subject to stockholder approval, to delete all of the provisions restricting amendment of our Bylaws by the Board of Directors described above, and generally permitting the Board of Directors to amend our Bylaws without stockholder approval, except to the extent that any bylaw adopted or amended by the stockholders expressly states that such bylaw may not be altered or repealed by the Board of Directors. The text of this proposed amendment is attached hereto as Appendix C. This amendment has no effect on the 2008 annual meeting. The Board of Directors also approved amendments to other provisions of our bylaws, which are not subject to stockholder approval, and which are not described in these proxy materials, but which relate to, among other things, the process and deadlines for stockholder proposals (including with respect to director nominations), the voting requirements for stockholder approval of various matters, the use of electronic proxies, the positions and duties of the Company's officers, indemnification of the Company’s, officers, directors, employees and agents, and the execution of certain corporate instruments. A copy of our Bylaws, as amended and restated on July 29, 2008, are available as Exhibit 3.1 to our Current Report on Form 8-K filed with the SEC on August 4, 2008, and available at www.sec.gov. A description of the material amendments approved by the Board of Directors is also available as a part of the same Form 8-K.

The Board of Directors believes that the proposed amendments are in the best interest of the Company, are in conformity with Nevada law and common practice by publicly traded corporations, and will provide the Company with flexibility for making future modifications.

Vote Required and Recommendation of the Board of Directors

The approval of the amendment to the Company’s Bylaws permitting the Company’s Board of Directors to make certain amendments to the Bylaws that were previously only permitted to be made by the Company’s stockholders must receive more “For” votes than “Against” votes in order to be approved. Unless otherwise directed, persons designated as proxies intend to cast all properly executed proxies received by the time of the annual meeting FOR the approval of the amendment to the Company’s Bylaws. Abstentions and broker-non votes will have no effect. Brokers who hold shares of common stock as nominees generally do not have discretionary authority to vote such shares on this proposal without instructions from the beneficial owners.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 5

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the number of shares common stock beneficially owned as of July 24, 2008, by (i) each person or “group” known by the Company to be the beneficial owner of more than five percent of any class of our voting securities, (ii) each director of the Company, (iii) each of the Company’s executive officer named in the Summary Compensation Table above, and (iv) by all executive officers and directors of the Company as a group.  This table is based upon information supplied by officers, directors and stockholders of the Company. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 304,659,590 shares outstanding on July 24, 2008, adjusted as required by rules promulgated by the SEC.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership		Percentage of Class %
Ray Jackson	16,666,667		5.5
Floyd Smith	19,261,330		6.3
Rodney Wagner	17,546,738	(2)	5.8
Roger Wagner	28,266,378	(3)	9.3
Thomas Jackson	136,212		*
Rob Howe	20,080,000	(4)	6.2
Robyn Priest	2,300,000	(5)	*
James T. Wilson	1,200,000	(6)	*
Carl O. Sherman	19,483,657	(7)	4.0
All officers and directors as a group (consisting of 6 persons)	46,258,543		14.1

* Less than 1%
(1) Unless otherwise indicated, the address is c/o Etelcharge, 1636 N. Hampton Road Road, Suite 270, DeSoto, TX  75115.
(2) Includes 14,046 shares held by Mr. Wagner’s daughter.
(3) Includes 5,880,532 shares held by Mr. Wagner’s wife, Deanna Wagner.
(3) Includes 20,000,000 shares issuable upon the exercise of options exercisable within 60 days after July 24, 2008.
(4) Includes 2,300,000 shares issuable upon the exercise of options exercisable within 60 days after July 24, 2008.
(4) Includes 1,200,000 shares issuable upon the exercise of options exercisable within 60 days after July 24, 2008.
(6) Includes 216,503 shares held by Mr. Sherman’s wife, Michelle Sherman, and 4,786,401 shares held jointly with his wife.

COMPENSATION OF EXECUTIVE OFFICERS

The following table sets forth the compensation paid during our fiscal years ended December 31, 2007 and 2006 to our Chief Executive Officer, our two most highly compensated executive officers other than our CEO, and our former Chief Executive Officer who served during this time period (the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE

Name,Principal Position	Year	Salary($)		Bonus($)	Awards($)(1)	OptionAwards ($)		All other Compensation		Total ($)
Robert M. Howe, Chairman of the BOD,	2007	28,045	(2)	10,000	407	432,800	(3)			471,252
President & CEO	2006	N/A		N/A	N/A	N/A		N/A		N/A
Robyn Priest,	2007	11,750	(4)	1,000		153,286	(5)	17,000	(6)	182,036
Sr. V.P. & CFO	2006	N/A		N/A	N/A	N/A		N/A		N/A
James Wilson,	2007	33,125	(7)	5,000		33,059	(8)			71,184
Sr. V.P. and CTO	2006	N/A		N/A	N/A	N/A		N/A		N/A
Carl O. Sherman,	2007	40,000	(9)					25,000(10)		65,000
President & CEO	2006	60,000								60,000

(1)  These amounts represent the dollar amount recognized for financial statement reporting purposes with respect to the relevant fiscal year in accordance with FAS 123R.
(2)  Represents actual salary payments from June 1, 2007 through December 31, 2007, based on an annual salary of $50,000.
(3)  Represents 10,000,000 incentive stock options granted on April 24, 2007, which became fully vested on May 11, 2007, and 10,000,000 incentive stock options granted on April 24, 2007, vesting in monthly installments of 1,000,000 beginning on June 4, 2007.  After 36 months, any unexercised stock options will expire at the same rate at which they were earned.
(4)  Represents actual salary payments from October 16, 2007 through December 31, 2007, based on an annual salary of $60,000.
(5)  Represents 1,200,000 fully vested ten year incentive stock options granted on August 15, 2007, and four grants of 100,000 fully vested ten year incentive stock options granted on each of September 15, 2007, October 15, 2007, November 15, 2007 and December 15, 2007.
(6)  Represents consulting fees paid for the period from August 16, 2007 through October 15, 2007.
(7)  Represents actual salary payments from July 23, 2007 through December 31, 2007, based on an annual salary of $75,000.
(8)  Represents 1,200,000 incentive stock options granted on July 23, 2007, 100,000 of which were immediately vested and vesting in monthly installments of 100,000 thereafter. After 36 months, any unexercised stock options will expire at the same rate at which they were earned.
(9)  Represents actual salary payments from January 1, 2007 through July 31, 2007, based on an annual salary of $60,000.
(10) This amount reflects aggregate severance paid to Mr. Sherman and his wife, Michelle Sherman, in connection with their resignations from the Company.

The following table provides the information indicated as of December 31, 2007 with respect to unexercised options held by each Named Executive Officer. Other than individual compensation arrangements and, following approval of the Board of Directors on July 29, 2008, the 2008 Plan, there are no equity incentive plans.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END OPTION AWARDS
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)
Robert M. Howe	10,000,000	-0-	-0-	.011	5/11/10
Robert M. Howe	1,000,000	-0-	-0-	.011	7/04/10
Robert M. Howe	1,000,000	-0-	-0-	.011	8/04/10
Robert M. Howe	1,000,000	-0-	-0-	.011	9/04/10
Robert M. Howe	1,000,000	-0-	-0-	.011	10/04/10
Robert M. Howe	1,000,000	-0-	-0-	.011	11/04/10
Robert M. Howe	1,000,000	-0-	-0-	.011	12/04/10
Robert M. Howe	-0-	1,000,000 (1)	-0-	.011	1/04/11
Robert M. Howe	-0-	1,000,000 (1)	-0-	.011	2/04/11
Robert M. Howe	-0-	1,000,000 (1)	-0-	.011	3/04/11
Robert M. Howe	-0-	1,000,000 (1)	-0-	.011	4/04/11
Robyn Priest	1,200,000	-0-	-0-	.09	8/15/17
Robyn Priest	100,000	-0-	-0-	.09	9/15/17
Robyn Priest	100,000	-0-	-0-	.069	10/15/17
Robyn Priest	100,000	-0-	-0-	.09	11/15/17
Robyn Priest	100,000	-0-	-0-	.058	12/15/17
James T. Wilson	100,000	-0-	-0-	.037	7/23/10
James T. Wilson	100,000	-0-	-0-	.037	8/23/10
James T. Wilson	100,000	-0-	-0-	.037	9/23/10
James T. Wilson	100,000	-0-	-0-	.037	10/23/10
James T. Wilson	100,000	-0-	-0-	.037	11/23/10
James T. Wilson	100,000	-0-	-0-	.037	12/23/10
James T. Wilson	-0-	100,000 (2)	-0-	.037	1/23/11
James T. Wilson	-0-	100,000 (2)	-0-	.037	2/23/11
James T. Wilson	-0-	100,000 (2)	-0-	.037	3/23/11
James T. Wilson	-0-	100,000 (2)	-0-	.037	4/23/11
James T. Wilson	-0-	100,000 (2)	-0-	.037	5/23/11
James T. Wilson	-0-	100,000 (2)	-0-	.037	6/23/11

(1)
Vesting in four equal monthly installments from January 4, 2008 to April 4, 2008. After 36 months from the relevant vesting date, any unexercised stock options will expire at the same rate at which they were earned.

(2)
Vesting in six equal monthly installments from January 23, 2008 to June 23, 2008. After 36 months from the relevant vesting date, any unexercised stock options will expire at the same rate at which they were earned.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides the information indicated as of December 31, 2007 with respect to compensation plans (including individual compensation arrangements) under which equity securities of the registrant are authorized for issuance, aggregated (i) for all compensation plans previously approved by security holders, and (ii) all compensation plans not previously approved by security holders.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	-0-	N/A	-0-
Equity compensation plans not approved by security holders	25,010,000(1)	$.0248	(2)
Total	25,010,000	$.0248	(2)

(1) Shares issuable upon the exercise of outstanding employee stock options.

(2) Under the terms of her compensation arrangement, Ms. Priest receives monthly grants of 100,000 fully vested options to purchase common stock, for a total of 800,000 additional options following December 31, 2007.

EMPLOYMENT, CONSULTING, SEVERANCE AND CHANGE-IN-CONTROL AGREEMENTS

The Company has entered into an employment letter agreement with Mr. Howe, which became effective on May 11, 2007.  Under this agreement, Mr. Howe earns an annual salary of $50,000, and is eligible for salary increases at the Board’s discretion.  Mr. Howe was granted a sign-on grant of 10,000,000 fully vested options to purchase common stock, at an exercise price of $0.011, in connection with his execution of his employment letter.  In addition, Mr. Howe received 10,000,000 options to purchase common stock, at an exercise price of $0.011, vesting in equal monthly installments over a ten month period beginning on June 4, 2007.  After 36 months from the relevant vesting date, any unexercised stock options will expire at the same rate at which they were earned.  On July 29, 2008, in recognition of Mr. Howe’s leadership and achievement during his first year as President and Chief Executive Officer, the Board of Directors of the Company approved (i) a cash bonus award of $150,000, payable in six equal monthly installments of $25,000 beginning on August 15, 2008, and (ii) an award of ten million (10,000,000) shares of the Company’s common stock (the “Stock Award”). The Stock Award is to be made pursuant to the Company’s 2008 Equity Incentive Plan (the “2008 Plan”), and is subject to (1) stockholder approval of the 2008 Plan, (2) execution of a stock award agreement between the Company and Mr. Howe, and (3) the registration on Form S-8 of the shares reserved for issuance under the 2008 Plan. If there is a change in control of Etelcharge as a result of a merger or acquisition, or a sale of all or substantially all of the Company’s assets that occurs within the first year of Mr. Howe’s employment, all of Mr. Howe’s options granted as the date hereof will vest immediately.  If such a transaction occurs after the first year of Mr. Howe’s employment, any options granted after the date of the agreement will vest immediately.  Mr. Howe’s employment is not for any specified period of time and he serves at the discretion of the Board.  However, if he is terminated without cause, all of his unvested options will vest immediately, and he will receive a lump sum severance payment equal to one half of his current annual salary and six months of COBRA payments grossed up for tax purposes.  Mr. Howe is also eligible to receive reimbursement for business related travel and other expenses.  Mr. Howe also receives 10,000 shares of restricted common stock annually as compensation for his membership as Director of the Company.

The Company entered into a consulting letter agreement, dated August 10, 2007, with Ms. Priest.  Under this agreement, the Company paid Ms. Priest an up-front lump sum payment of $10,000, and granted her 1,200,000 options to purchase common stock, at an exercise price of $0.09.  Ms. Priest also received a monthly consulting fee of $3,500 in cash and monthly grants of 100,000 fully vested options to purchase common stock (up to an aggregate of 1,200,000 options).  The cash payments were payable monthly and the option grants were permitted to be implemented semi-annually.  On October 15, 2007, Ms. Priest became a part-time employee of the Company with a monthly salary of $5,000, for an annual salary of $60,000.  The stock option grant terms under her consulting agreement continue in effect.  On July 29, 2008, the Board of Directors cancelled (i) fully vested options to purchase 1,200,000 shares of the Company’s common stock, with a per share exercise price of $.09, and expiring on August 15, 2017, and (ii) fully vested options to purchase 1,200,000 shares of the Company’s common stock, with a per share exercise price equal to the fair market value on the relevant date of grant, which, except for 100,000 which were to be granted on August 15, 2008, were granted in equal monthly installments of 100,000 options beginning in September 2007, and each having a ten year term, all held by Ms. Priest. As a replacement for the cancelled stock options, the Board of Directors granted to Ms. Priest fully vested options to purchase 2,400,000 shares of the Company’s common stock, with a per share exercise price of $.022, and expiring on July 29, 2013. These replacement options are to be granted under the 2008 Plan and are subject to the same conditions as Mr. Howe's Stock Award, as described above.

The Company entered into an employment letter agreement with Mr. Wilson, which became effective on July 23, 2007.  Under this agreement, Mr. Wilson earns an annual salary of $75,000, and is eligible for salary increases at the CEO’s discretion.  Mr. Wilson was granted a sign-on grant of 1,200,000 options to purchase common stock, at an exercise price of $0.037, in connection with his execution of his employment letter agreement, vesting in equal monthly installments over a twelve month period beginning on July 23, 2007.  After 36 months from the relevant vesting date, any unexercised stock options will expire at the same rate at which they were earned.  On July 29, 2008, the Board of Directors cancelled fully vested options held by Mr. Wilson to purchase 1,200,000 shares of the Company’s common stock, with a per share exercise price of $.037, and expiring in equal 100,000 monthly installments beginning on July 23, 2010. As a replacement for the cancelled stock options, the Board granted to Wilson fully vested options to purchase 1,200,000 shares of the Company’s common stock, with a per share exercise price of $.022, and expiring on July 29, 2013. These replacement options are to be granted under the 2008 Plan and are subject to the same conditions as Mr. Howe's Stock Award, as described above. Mr. Wilson’s employment is not for any specified period of time and he can be terminated at any time, with or without cause, without payment of severance.  Mr. Wilson is also eligible to receive reimbursement for business related travel and other expenses.

The Company entered into a Separation and Release Agreement with Carl and Michelle Sherman, which became effective on December 24, 2007.  Carl Sherman was the Chairman and Chief Executive Officer of the Company until July 31, 2007, and Michelle Sherman was the Secretary and a director of the Company until September 21, 2007.  The Company paid $25,000 to the Shermans in connection with this agreement.  The Shermans agreed to release the Company from any obligation to them, including the forgiveness of outstanding indebtedness in the amount of approximately $336,279.  Pursuant to this agreement, the Shermans also agreed to a five-year non-competition agreement and to indemnify the Company for any undisclosed liabilities that they may have incurred on behalf of the Company.

COMPENSATION OF DIRECTORS

The following table sets forth the compensation payable to each director who is not a Named Executive Officer for services rendered during our 2007 fiscal year.

Name	Fee Earned or Paid in Cash	Stock Awards ($)(1)	Option Awards ($)	All Other Compensation	Total ($)
Michelle R. Sherman	-	316(2)	-	$25,000(5)	25,316
Thomas Jackson	-	498(3)	-		498
Roger Wagner	-	263(4)	-		263

(1) Represents the dollar amount recognized for financial statement reporting purposes for 10,000 shares of common stock issued or issuable to each director with respect to service during fiscal 2007 in accordance with FAS 123R. Pro-rated for the period of time each served as a director. Shares for Messrs. Jackson and Wagner have not yet been issued as of July 24, 2008.
(2) At December 31, 2007, Ms. Sherman beneficially owned an aggregate of 13,061,199 shares of common stock (162,743 held individually, 4,865,841 held jointly with her husband, and 8,032,615 held by her husband), including 10,000 shares issued in fiscal 2007 for service as a director.
(3) At December 31, 2007, Mr. Jackson held an aggregate of 136,212 shares of common stock jointly with his wife. Shares earned for service as a director during fiscal 2007 have not yet been issued.
(4) At December 31, 2007, Mr. Wagner held an aggregate of 13,703,660 shares of common stock (7,823,123 shares held individually and 5,880,532 shares held by his wife). Shares earned for service as a director during fiscal 2007 have not yet been issued.
(5) This amount reflects aggregate severance paid to Mrs. Sherman and her husband, Carl Sherman, in connection with their resignations from the Company.

Members of the Board of Directors receive 10,000 shares of common stock for each year of service as a director.  They do not receive any cash compensation either as a retainer or for attendance at Board meetings.  They are, however, reimbursed for out-of-pocket expenses incurred in connection with service as a director and attendance at Board meetings.

Michelle Sherman served as Secretary of the Company until September 2007, and earned the salary and bonus described above in such capacity.  In addition, Ms. Sherman received the severance described above in connection with her resignation from the Company.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

During the year ended December 31, 2006, Carl Sherman loaned $45,616 to the Company. Effective December 24, 2007, the Company entered into a Separation and Release Agreement with Carl Sherman, the Company’s former Chairman and Chief Executive Officer, and Michelle Sherman, the Company’s former Secretary and a former director.  The Shermans are husband and wife.  The Company paid $25,000 to the Shermans in connection with this agreement.  The Shermans agreed to release the Company from any obligation to them, including the forgiveness of outstanding indebtedness in the amount of approximately $336,279 (which includes the $45,616 loaned during fiscal 2006).  Pursuant to this agreement, the Shermans also agreed to a five-year non-competition agreement and to indemnify the Company for any undisclosed liabilities that they may have incurred on behalf of the Company.  During fiscal 2007, the Company paid to Ms. Sherman an aggregate of $5,500 as compensation for services as Secretary and a director of the Company through her resignation.

During fiscal 2007, the Company issued to Rodney Wagner, who is the brother of Roger Wagner, a member of our Board of Directors, an aggregate of 34,628,384 shares of restricted common stock pursuant to various subscription agreements for aggregate cash proceeds of $510,548. In addition, during fiscal 2008 through the date of this proxy statement, the Company issued to Rodney Wagner an aggregate of 11,725,000 shares of restricted common stock pursuant to various subscription agreements, for aggregate cash proceeds of $227,500.

Under the terms of a twelve month Marketing Consulting Contract, dated May 16, 2007, Rodney Wagner provided information and media via a web-based forum communicating the Company’s messages through audio and video news content to the business, financial and investing community in exchange for an aggregate of 3,942,220 shares of restricted common stock payable in four equal quarterly installments, all of which have been issued. Following expiration of the 2007 Marketing Consulting Contract, the Company entered into a similar one year Marketing Consulting Contract with Rodney Wagner, dated June 1, 2008, under which Rodney Wagner has agreed to continue to provide the same services in exchange for an aggregate of 4,000,000 shares of restricted common stock payable in four equal quarterly installments.

Under the terms of a two month consulting agreement, dated October 17, 2007, Mr. Wagner provided advisory services aimed at engaging other financial public relation firms to publicize the Company in exchange for an aggregate of 6,700,000 shares of restricted common stock, all of which have been issued.

On January 2, 2008, the Company entered into a marketing consulting contract with Mr. Wagner for a 30 day term, under which Mr. Wagner provided advisory services with respect to business development and various business transactions in exchange for an aggregate of 3,000,000 shares of restricted common stock, all of which have been issued.

In addition, Rodney Wagner is the sole owner of The G.I.D. Group Inc. (“GID”), which is a party to a consulting agreement with the Company, dated July 17, 2008, and expiring on May 17, 2009. Under this arrangement, the Company has agreed to pay to GID an aggregate of 19,500,000 shares of common stock in exchange for consulting services on business strategies and business development. The issuance of these shares is subject to the approval by the Company’s stockholders of the increase in the number of authorized shares described in Proposal 2 above. Previously, GID and the Company were parties to a thirteen month agreement, dated March 20, 2007, pursuant to which the Company agreed to pay to GID an aggregate of 12,000,000 shares of common stock, in exchange for business development consulting services, all of which have been issued.

On December 28, 2007, the Company entered into a securities purchase agreement (the “Purchase Agreement”), with Golden Gate Investors, Inc. Under the Purchase Agreement, the Company issued to GGI a debenture, convertible into the Company’s common stock, in the amount of $1.5 million (the “Debenture”). GGI paid for the debenture by delivering a cash payment of $200,000 and a note for $1.3 million from GGI to the Company. At any time, GGI may convert a portion of the Debenture equal to the amount of cash paid to the Company on the initial issuance of the Debenture and pursuant to payments made under the note from GGI, into common stock at a conversion price equal the lesser of $0.50 per share or 80% of the three lowest Volume Weighted Average Prices (“VWAP”) of the Company’s common stock during the 20 trading days preceding the election to convert. The Debenture further provides for the Company to have the right, but not the obligation, to choose to prepay any portion of the Debenture that the holder has elected to convert, for an amount equal to 120% of such amount, when the VWAP is below $0.05 per share. The Debenture also provides that the holder may not exercise the conversion privilege to the extent that it would acquire “beneficial ownership” of the Company’s common stock of more than 4.99%, which may be increased to 9.99% on not less than 61 days prior notice, or such limitation may be removed entirely on 61 days prior notice by the holder.

Under the Purchase Agreement, GGI is required to purchase up to three additional debentures, each in the amount of $1.5 million, on terms analogous to the Debenture, upon satisfaction of the requirement that the Debenture, and each succeeding debenture which has been issued subsequent to the Debenture, has no more than $250,000 outstanding, i.e., the requirement arises when the prior debenture has been converted or otherwise redeemed so that no more than $250,000 is outstanding. GGI has the right to eliminate its obligations to purchase each of the three additional debentures by a payment of $100,000.

The promissory note delivered by GGI to pay for the Debenture bears interest at the rate of 8% per annum and is payable at maturity, January 31, 2012, with interest payable monthly. Interest on the Principal Amount of the Debenture is also payable monthly, at the rate of 7 ¾% per annum in cash, or at the option of the holder, in shares of the Company’s common stock valued at the then applicable conversion price. The maturity date of the Debenture is December 26, 2011.

The Debenture provides for various events of default, such as failure to pay principal or interest when due, if it is determined that any representations warranties or covenants made in the Purchase Agreement or other related documents were false or misleading, certain insolvency conditions, if the Company’s common stock is no longer traded, if the Company fails to file required reports under the securities laws, if the Company defaults on any indebtedness exceeding $100,000, or if the VWAP of the common shares is $0.01 per share or less during the term of the Debenture. In such event, the Debenture holder would have the right to accelerate amounts due under the Debenture and require immediate redemption of the Principal Amount of the Debenture, at 120% of such amount, or 110% in the case of the default relating solely to the VWAP of the common shares being $0.01 or less.

The Debenture is secured by a pledge of 3,000,000 shares of common stock provided by Rodney Wagner, a stockholder of the Company, and the brother of one of our directors, Roger Wagner. The promissory note issued by GGI is secured by all of the assets of GGI.

On March 20, 2007, the Company issued 50,000,000 shares of common stock to American Home Market, in a negotiated retirement of principal and accrued interest on an unsecured promissory note issued to AHM on March 31, 2006 in the amount of $250,000.  During the year ended December 31, 2006, AHM had advanced $150,313 under the AHM Note.  The AHM Note provided for an interest rate of 8% per annum, with interest-only payments commencing on February 1, 2007.  The outstanding balance payable at the time of settlement of the AHM Note was $157,246, which included $6,933 of accrued interest.  The principal balance was due on December 1, 2007, but AHM demanded earlier payment.

During 1999, the Company purchased proprietary rights from Consumer Data Solutions Corp. ("CDS"), which, at the time, had the same majority stockholder as the Company, Carl Sherman.  This agreement requires the Company to pay CDS for a period of 99 years, 3% of any and all income, less customary and normal business expenses associated with the usage of the purchased proprietary rights beginning January 1, 2001.  These proprietary rights are not currently in use in any of the technology of the Company, and no royalties were paid in fiscal 2007 or are anticipated to be paid in the future.

The Company believes that the terms of all of the above transactions are commercially reasonable and no less favorable to us than we could have obtained from an unaffiliated third party on an arm’s length basis.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act, requires our directors and executive officers, as well as persons who own more than 10% of a registered class of our equity securities (each, a "Reporting Person"), to file with the SEC initial reports of ownership and reports of changes in beneficial ownership.  Reporting Persons are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.  Except as described in the table below, no individual or entity who was a Reporting Person at any time during the fiscal year ended December 31, 2007 filed any such reports.  The chart below provides detail as to the delinquent reports.

Reporting Person	Delinquent Section 16 Filings
Robert M. Howe III
Form 3 was not filed in connection with Mr. Howe’s appointment on June 4, 2007 as President, CEO and a member of the Board of Directors.  In addition, Form 4s were not filed in connection with the option grants described herein. These filings were made on August __, 2008.

Roger Wagner
Form 3 was not filed in connection with Mr. Wagner’s appointment on October 1, 2007 as a member of the Board of Directors.  In addition, a Form 4 was not filed in connection with his receipt of shares of common stock for service as a director in 2007.

Thomas Jackson
Form 3 was not filed in connection with Mr. Jackson’s appointment as a member of the Board of Directors in September 2003.  An indeterminate number of Form 4s were not filed in connection with various acquisitions and dispositions of common stock.

Robyn Priest
Form 3 was not filed in connection with Ms. Priest’s appointment on October 15, 2007 as Sr. VP Finance and CFO.  In addition, Form 4s were not filed in connection with the option grants described herein. These filings were made on August __, 2008.

James T. Wilson
Form 3 was not filed in connection with Mr. Wilson’s appointment on July 1, 2007 as Sr. VP and Chief Technology Officer.  In addition, Form 4s were not filed in connection with the option grants described herein. These filings were made on August __, 2008.

Carl O. Sherman
Form 3 was not filed in connection with Mr. Sherman’s appointment as an officer and director of Etelcharge and his status as a 10% stockholder prior to fiscal 2007.  An indeterminate number of Form 4s were not filed in connection with various acquisitions and dispositions of common stock.

Michelle R. Sherman
Form 3 was not filed in connection with Ms. Sherman’s appointment as an officer and director of Etelcharge and her status as a 10% stockholder prior to fiscal 2007.  An indeterminate number of Form 4s were not filed in connection with various acquisitions and dispositions of common stock.

American Home Market
Form 3 was not filed in connection with American Home Market’s acquisition of 50,000,000 shares of common stock on March 20, 2007. An indeterminate number of Form 4s were not filed in connection with various dispositions of common stock.

Rodney Wagner
Form 3 was not filed in connection with Mr. Wagner’s becoming a 10% stockholder during fiscal 2007.  An indeterminate number of Form 4s were not filed in connection with various acquisitions and dispositions of common stock.

  The Company is working closely with is new legal advisors, who were engaged in Fall 2007, to ensure that delinquent filings are made as soon as practicable, and that future Section 16(a) filings, as well as other required SEC reports, are made in a timely manner.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are the Company’s stockholders may be “householding” our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker, direct your written request to: Etelcharge, 1636 N. Hampton Road, Suite 270 DeSoto, Texas 75115, Attention: Secretary. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.

A copy of the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007, and of the Company’s Amendment No. 1 to Current Report on Form 8-K/A filed with the SEC on April 29, 2008 (relating to a change in the Company’s independent registered independent registered public accounting firm) has been mailed to stockholder simultaneously with the mailing of these proxy materials. Such report is not incorporated herein and is not deemed to be a part of this proxy solicitation material.

OTHER MATTERS; ADJOURNMENTS

The Board of Directors knows of no other matters that will be presented for consideration at the annual meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy card to vote on such matters in accordance with their best judgment. Discretionary authority for them to do so is contained in the enclosed proxy card.  An adjournment may be made from time to time by approval of the Board of Directors or of the holders of shares representing a majority of the votes cast at the annual meeting, whether or not a quorum exists. The proxies named in the proxy card are authorized, in their discretion, to vote upon any adjournment of the annual meeting, including for the purpose of soliciting additional proxies.

By Order of the Board of Directors

Robert M. Howe III
Chairman of the Board
August __, 2008

APPENDIX A

CERTIFICATE OF AMENDMENT
TO ARTICLES OF INCORPORATION

Certificate of Amendment (Pursuant to NRS 78.385 and 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1.  Name of corporation:

ETELCHARGE.COM

2.  The articles have been amended as follows: (provide article numbers, if available)

ARTICLE III (three):

The amount of the total authorized capital of this corporation is 5,000,000,000 shares each with a par value of three tenths of one cent ($.003).  Such shares are non-assessable.

3.  The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:  Majority.

4.  Effective date of filing: (optional)  _________________________________________________
(must not be later than 90 days after the certificate is filed

5.  Officer Signature: (required)

X _____________________
Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other tight given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

Nevada Secretary Amend Profit-After
Revised: 7-1-08
This form must be accompanied by appropriate fees.

APPENDIX B

2008 Equity Incentive Plan

ETELCHARGE.COM

2008 EQUITY INCENTIVE PLAN

1. Purpose of the Plan. This equity incentive plan (the "Plan") is intended to assist eTelcharge.com (the "Company"), a Nevada corporation, and any Parent or Subsidiary in attracting and retaining valued directors, employees and consultants, to align such Person’s respective interests with stockholders’ interests through equity-based compensation. Defined terms used but not immediately defined shall have the meanings set forth in Section 21 of the Plan.

2. Shares Subject to the Plan.

(a) Share Reserve. Subject to the provisions of Section 14 relating to adjustments upon changes in Common Stock, the aggregate number of shares of Common Stock that may be issued pursuant to Awards under the Plan shall not exceed fifty million (50,000,000) shares (the “Share Reserve”); provided that if stockholder approval of an amendment to the Company’s Articles of Incorporation increasing the number of shares of authorized capital stock to at least five billion (5,000,000,000) shares is obtained, the Share Reserve shall increase automatically to two hundred fifty million (250,000,000) shares upon the filing and effectiveness of such amendment. Subject to Section 2(b), the number of shares available for issuance under the Plan shall be reduced by one (1) share for each share of Common Stock issued or issuable pursuant to an Award.

(b) Reversion of Shares to the Share Reserve. If any (i) Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, (ii) shares of Common Stock issued to a Participant pursuant to an Award are forfeited to or repurchased at the Participant’s purchase price by the Company because of the failure to meet a contingency or condition required for the vesting of such shares, or (iii) an Award is settled in cash, then the shares of Common Stock not issued under such Award, or forfeited to or repurchased by the Company, shall revert to the Share Reserve and again become available for issuance under the Plan. Upon settlement of an SAR, whether in cash or in shares of Common Stock, any shares of Common Stock not issued under such SAR shall revert to the Share Reserve and again become available for issuance under the Plan. If any shares subject to an Award are not delivered to a Participant because such shares are withheld for the payment of taxes or the Award is exercised through a reduction of shares subject to the Award (i.e., “net exercised”), the number of shares subject to the Award that are not delivered to the Participant shall not revert to the Share Reserve and shall not be available for subsequent issuance under the Plan. If the exercise price of any Award is satisfied by tendering Common Stock held by the Participant, then the number of shares so tendered shall not revert to the Share Reserve and shall not be available for subsequent issuance under the Plan.

(c) Company Covenant. The Company shall reserve and keep available at all times a sufficient number of shares of Common Stock to satisfy the requirements and obligations of the Company under the Plan.

(d) Source of Shares. In the sole discretion of the Administrator, the Share Reserve may consist either in whole or in part of authorized but unissued shares of Common Stock or shares of Common Stock held in the treasury of the Company, including shares repurchased by the Company in the open market or otherwise.

3. Administration of the Plan.

(a) Administration by the Administrator. The Plan shall be administered by the Board unless and until the Board delegates administration of the Plan to a committee of directors (the “Committee”) consisting of two or more members of the Board (the Board or the Committee, whichever is administering the Plan, the “Administrator”). All questions of interpretation of the Plan or of any Award shall be determined by the Administrator, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Award. In choosing the type of Award to grant, the Administrator, among other factors, shall consider the accounting and tax effects on the Company of the different types of Awards.

(b) Committee Complying with Rule 16(b)-3. If any class of equity securities of the Company is registered pursuant to Section 12 of the Exchange Act, the Board may establish a Committee consisting solely of two or more Non-Employee Directors, in accordance with Rule 16b-3 to approve the grant to and/or modification of any Award held by eligible recipients who are subject to Section 16 of the Exchange Act.

(c) Committee Complying with Section 162(m). If the Company is a “publicly held corporation” within the meaning of Section 162(m), the Board may establish a Committee consisting solely of two or more “outside directors” within the meaning of Section 162(m) to approve the grant and/or modification of any Award which might reasonably be anticipated to result in the payment of employee remuneration that would otherwise exceed the limit on employee remuneration deductible for income tax purposes pursuant to Section 162(m).

(d) Powers of the Administrator. In addition to any other powers set forth in the Plan and subject to the express provisions and limitations set forth in this Plan, the Administrator shall be authorized and empowered to do all things necessary or desirable, in its sole discretion, in connection with the administration of this Plan, including, without limitation, the following:

(i) to determine eligibility for Awards, to select the eligible recipients, if any, to whom Awards shall be granted hereunder and the timing of any such Awards;

(ii) to grant Awards to eligible recipients and determine the terms and conditions thereof including, without limitation, the number of shares of Common Stock subject to Awards, whether, to what extent and under what circumstances an Award is made and operates in tandem with another Award, and the exercise, settlement or purchase price of such Awards and the circumstances under which Awards become exercisable or vested or are forfeited or expire, which terms may but need not be conditioned upon the passage of time, continued employment, the satisfaction of performance criteria, the occurrence of certain events, or other factors;

(iii) to establish or verify the extent of satisfaction of any performance goals or other conditions applicable to the grant, issuance, exercisability, vesting and/or ability to retain any Award;

(iv) to prescribe the terms of the Award Agreements, or other documents evidencing Awards made under this Plan (which need not be identical);

(v) to determine whether, and the extent to which, adjustments are required pursuant to Section 14;

(vi) to determine the amount, if any, necessary to satisfy the obligation of the Company, or any Parent or Subsidiary to withhold taxes or other amounts;

(vii) with the consent of the Participant (except when such consent is not required by the Plan), to cancel or modify an Award, provided, however, that the modified provision is permitted to be included in an Award granted under the Plan on the date of the modification;

(viii) to submit any provision of the Plan or any Award granted under the Plan or any amendment thereto for stockholder approval, including, but not limited to, those intended to satisfy the requirements of (A) Section 162(m) in order to preserve any deduction thereunder; (B) Section 422 of the Code regarding “incentive stock options”, (C) Rule 16b-3; or (D) any applicable listing standard;

(ix) to interpret and construe this Plan, any rules and regulations under this Plan and the terms and conditions of any Award granted hereunder, and to make exceptions to any such provisions in good faith and for the benefit of the Company;

(x) to prescribe, amend and rescind rules and regulations relating to this Plan and to define terms not otherwise defined herein;

(xi) to determine unilaterally any controversy or claim arising out of or relating to the Plan, any Award granted under the Plan or any Award Agreement; and

(xii) to make all other determinations deemed necessary or advisable for the administration of this Plan.

(e) Voting; Quorum. Unless otherwise provided in the By-Laws of the Company, by resolution of the Board or applicable law, a majority of the members of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, and any acts approved in writing by all members without a meeting, shall be the acts of the Committee.

(f) Liability of Administrator; Indemnification. No current or former member of the Administrator shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted hereunder. In addition to such other rights of indemnification as they may have as members of the Board or the Committee, a Parent or Subsidiary, members of the Administrator and any officers or employees of the Company, a Parent or Subsidiary to whom authority to act for the Administrator or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same. In the performance of its responsibilities under the Plan, the Administrator shall be entitled to rely upon information and advice furnished by the Company’s Officers, accountants, counsel and any other party the Administrator deems necessary, and no member of the Administrator, shall be liable for any action taken or not taken in reliance upon any such advice.

4. Eligibility and Other Award Limitations.

(a) Eligible Award Recipients. The Persons eligible to receive Awards under the Plan are Employees, Non-Employee Directors and Consultants. Awards shall be granted solely at the discretion of the Administrator. Eligibility in accordance with this Section shall not entitle any Person to be granted an Award, or, having been granted an Award, to be granted an additional Award.

(b) Incentive Stock Option Limitations.

(i) Persons Eligible. An ISO may be granted only to a Person who, on the date of grant, is an Employee. Non-Employee Directors and Consultants may be granted Awards other than ISOs.

(ii) ISO Share Limitation. Notwithstanding anything to the contrary in Section 2, and subject to the provisions of Section 14 relating to adjustments upon changes in Common Stock, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of ISOs shall be the number of shares of Common Stock in the Share Reserve (the “ISO Share Limit”).

(iii) ISO Fair Market Value Limitation. To the extent that Stock Options designated as ISOs become exercisable by a Participant for the first time during any calendar year for Common Stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portion of such Stock Options which exceeds such amount shall be treated as Non-qualified Stock Options. For purposes of this paragraph, Stock Options designated as ISOs shall be taken into account in the order in which they were granted, and the Fair Market Value of Common Stock shall be determined as of the time the relevant Stock Option is granted. If the Code is amended to provide for a different limitation from that set forth in this paragraph, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Stock Options as required or permitted by such amendment to the Code. If a Stock Option is treated as an ISO in part and as a Non-qualified Stock Option in part by reason of the limitation set forth in this paragraph, the Participant may designate which portion of such Stock Option the Participant is exercising. In the absence of such designation, the Participant shall be deemed to have exercised the ISO portion of the Stock Option first. Upon exercise, each portion shall be separately identified.

(c) Section 162(m) Limitation on Annual Grants. If, at the time of grant, the Company is a “publicly held corporation” within the meaning of , and the Company has complied with the stockholder approval requirements of, Section 162(m), the maximum number of shares of Common Stock subject to an Award that may be granted to any Participant during any calendar year under the Plan shall be fifty million (50,000,000) shares, subject to the provisions of Section 14 relating to adjustments upon changes in Common Stock (the "Section 162(m) Maximum").

5. Awards in General.

(a) Types of Awards. Awards under the Plan may consist of Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Awards and Other Awards. Any Award may be granted singly or in combination or in tandem with any other Award, as the Administrator may determine in its sole discretion. Awards may be made in combination with, in replacement of, or as alternatives to grants of rights under any other employee compensation plan of the Company, including the plan of any Constituent Corporation, or may be granted in satisfaction of the Company's obligations under any such plan.

(b) Terms Set Forth in Award Agreements. No Award or purported Award shall be a valid and binding obligation of the Company unless evidenced by an Award Agreement, in such form as the Administrator shall from time to time establish. Any vesting, exercisability, payment and other restrictions applicable to an Award (which may include, without limitation, restrictions on transferability or provision for mandatory resale to the Company) shall be determined by the Administrator and set forth in the applicable Award Agreement. The terms of any Award and any Award Agreement need not be identical to other Awards and Award Agreements. In the event of a conflict or inconsistency between the Plan and any Award Agreement, the Plan shall govern, and the Award Agreement shall be interpreted to minimize or eliminate any such conflict or inconsistency.

6. Stock Options.

(a) Grant. Each Stock Option grant shall expressly designate the Stock Option as an Incentive Stock Option or as a Non-qualified Stock Option. If a Stock Option is not specifically designated as an Incentive Stock Option, then the Stock Option shall be a Non-qualified Stock Option. Each Award Agreement evidencing Stock Options may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:.

(b) Exercise Price. The exercise price for each Stock Option shall be determined by the Administrator in its sole discretion; provided that (i) the per share exercise price shall not be less than the Fair Market Value of a share of Common Stock on the date of grant; and (ii) no ISO granted to a Ten Percent Stockholder shall have a per share exercise price less than 110% of the Fair Market Value of a share of Common Stock on the date of grant. Notwithstanding the foregoing, a Stock Option (whether an ISO or a Non-qualified Stock Option) may be granted with an exercise price less than the Fair Market Value of a share of Common Stock on the date of grant if such Stock Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under Section 424(a) of the Code.

(c) Exercisability and Term. Stock Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Administrator in its sole discretion and set forth in the Award Agreement evidencing such Stock Option; provided, however, that (a) no Stock Option shall be exercisable after the expiration of ten (10) years after the date of grant of such Stock Option, and (b) no ISO granted to a Ten Percent Stockholder shall be exercisable after the expiration of five (5) years after the date of grant of such Stock Option.

(d) Payment of Exercise Price.

(i) Forms of Consideration.  Except as otherwise provided below, payment of the exercise price for the number of shares of Common Stock being purchased pursuant to any Stock Option shall be made, to the extent permissible under applicable law: (i) in cash, by check or cash equivalent, (ii) by tender to the Company of shares of Common Stock owned by the Participant having a Fair Market Value not less than the exercise price, (iii) by delivery of a properly executed notice of exercise together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Stock Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a “Cashless Exercise”), (iv) by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issued upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company shall accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued; provided further, however, that shares of Common Stock will no longer be outstanding under a Stock Option and will not be exercisable thereafter to the extent that (A) shares are used to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; (v) by such other consideration as may be approved by the Administrator from time to time to the extent permitted by applicable law, or (vi) by any combination of the foregoing.  The Administrator may at any time or from time to time grant Stock Options, as evidenced by the applicable Award Agreement, which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

(ii) Limitations on Forms of Consideration. Notwithstanding the foregoing, (i) a Stock Option may not be exercised by tender to the Company of shares of Common Stock to the extent such tender would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock; and (ii) no method of payment may be used that would constitute an impermissible loan under Section 402 of the Sarbanes Oxley Act of 2002, as amended. Unless otherwise provided by the Administrator, a Stock Option may not be exercised by tender to the Company of shares of Common Stock unless such shares either have been owned by the Participant for more than six (6) months (or such longer or shorter period as necessary to avoid the imposition of “liability accounting” for financial accounting purposes) and have not been used for another Stock Option exercise during any such period or were not acquired, directly or indirectly, from the Company.

(e) Termination of Continuous Service of Employees and Consultants.

(i) Other than Death or Disability. Except as otherwise provided in the applicable Award Agreement or other agreement between such Participant and the Company, in the event that an Employee or Consultant’s Continuous Service terminates (other than upon such Participant’s death or Disability), such Participant may exercise his or her Stock Option (to the extent that such Participant was entitled to exercise such Award as of the date of termination of Continuous Service) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of such Participant’s Continuous Service (or such longer or shorter period specified in the Award Agreement), or (ii) the expiration of the term of the Stock Option as set forth in the Award Agreement; provided that, except as otherwise provided in the applicable Award Agreement, if such Participant’s Continuous Service was terminated for Cause, the Award shall terminate immediately upon termination. If, after termination of Continuous Service, such Participant does not exercise or settle his or her Stock Option within the time specified herein or in the Award Agreement (as applicable), the Award shall terminate. In the event that such Participant’s Continuous Service terminates (other than upon the Participant’s death or Disability), a Stock Option that is exercised more than three (3) months after termination of Continuous Service shall be a Non-qualified Stock Option (even if initially granted as an ISO).

(ii) Disability. Except as otherwise provided in the applicable Award Agreement, in the event that an Employee or Consultant’s Continuous Service terminates as a result of such Participant’s Disability, such Participant may exercise his or her Stock Option (to the extent that such Participant was entitled to exercise such Stock Option as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date one (1) year following such termination of Continuous Service (or such longer or shorter period specified in the Award Agreement), or (ii) the expiration of the term of the Stock Option as set forth in the Award Agreement. If, after termination of Continuous Service, such Participant does not exercise or settle his or her Stock Option within the time specified herein or in the Award Agreement (as applicable), the Award shall terminate.

(iii) Death. Except as otherwise provided in the applicable Award Agreement, in the event that (i) an Employee or Consultant’s Continuous Service terminates as a result of the Participant’s death, or (ii) an Employee or Consultant dies (A) within three (3) months after the termination of such Participant’s Continuous Service for a reason other than for Cause or as a result of a Disability or (B) within one (1) year after the termination of such Participant’s Continuous Service as a result of Disability, then the Stock Option may be exercised (to the extent such Participant was entitled to exercise such Stock Option as of the date of death) by such Participant’s Legal Representative, but only within the period ending on the earlier of (A) the date one (1) year following the date of death (or such longer or shorter period specified in the Award Agreement), or (B) the expiration of the term of such Stock Option as set forth in the Award Agreement. If, after such Participant’s death, the Stock Option is not exercised within the time specified herein or in the Award Agreement (as applicable), the Stock Option shall terminate.

(f) Termination of Continuous Service of Non-Employee Directors. Except as otherwise provided in the applicable Award Agreement, in the event that (i) a Non-Employee Director’s Continuous Service terminates for any reason (including upon such Non-Employee Director’s death or Disability), or (ii) a Non-Employee Director dies (A) within three (3) months after the termination of such Participant’s Continuous Service for a reason other than for Cause or as a result of a Disability or (B) within one (1) year after the termination of such Participant’s Continuous Service as a result of such Participant’s Disability, then he or she may exercise his or her Stock Option (to the extent that such Non-Employee Director was entitled to exercise such Stock Option as of the date of termination of Continuous Service) but only within such period of time ending on the earlier of (i) the date one (1) year following the termination of the Non-Employee Director’s Continuous Service (or such longer or shorter period specified in the Award Agreement), or (ii) the expiration of the term of the Stock Option as set forth in the Award Agreement; provided that, except as otherwise provided in the applicable Award Agreement, if such Non-Employee Director’s Continuous Service was terminated for Cause, the Award shall terminate immediately upon termination.

(g) Extension of Termination Date. Except as otherwise provided in the applicable Award Agreement, if the exercise of a Stock Option following the termination of the Participant’s Continuous Service (other than upon a Capital Transaction or the Participant’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Stock Option shall terminate on the earlier of (i) the expiration of a period equal to the post-termination exercise period described in Section 6(e) or 6(f), as applicable, after the termination of the Participant’s Continuous Service during which the exercise of the Stock Option would not be in violation of such registration requirements, or (ii) the expiration of the term of the Stock Option as set forth in the Award Agreement. In addition, unless otherwise provided in the applicable Award Agreement, if the sale of the Common Stock received upon exercise of a Stock Option following the termination of the Participant’s Continuous Service (other than upon a Capital Transaction or the Participant’s death or Disability) would violate the Company’s insider trading policy, then the Stock Option shall terminate on the earlier of (i) the expiration of a period equal to the post-termination exercise period described in Section 6(e) or 6(f) , as applicable, after the termination of the Participant’s Continuous Service during which the exercise of the Stock Option would not be in violation of the Company’s insider trading policy, or (ii) the expiration of the term of the Stock Option as set forth in the Award Agreement.

7. Stock Appreciation Rights. Each Award Agreement evidencing SARs may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

(a) Grant. SARs may be granted in tandem with all or any portion of a related Stock Option (a “Tandem SAR”) or may be granted independently of any Stock Option (a “Freestanding SAR”).

(b) Exercise Price. The exercise price for each SAR shall be established in the discretion of the Administrator; provided, however, that (a) the exercise price per share subject to a Tandem SAR shall be the exercise price per share under the related Stock Option and (b) the exercise price per share subject to a Freestanding SAR shall be not less than the Fair Market Value of a share of Common Stock on the effective date of grant of the SAR.

(c) Exercisability and Term.

(i) Tandem SARs. Tandem SARs shall be exercisable only at the time and to the extent, and only to the extent, that the related Stock Option is exercisable, subject to such provisions as the Administrator may specify where the Tandem SAR is granted with respect to less than the full number of shares of Common Stock subject to the related Stock Option. The Administrator may, in its sole discretion, provide in any Award Agreement evidencing a Tandem SAR that such SAR may not be exercised without the advance approval of the Company and, if such approval is not given, then the Stock Option shall nevertheless remain exercisable in accordance with its terms. A Tandem SAR shall terminate and cease to be exercisable no later than the date on which the related Stock Option expires or is terminated or canceled. Upon the exercise of a Tandem SAR with respect to some or all of the shares subject to such SAR, the related Stock Option shall be canceled automatically as to the number of shares with respect to which the Tandem SAR was exercised. Upon the exercise of a Stock Option related to a Tandem SAR as to some or all of the shares subject to such Stock Option, the related Tandem SAR shall be canceled automatically as to the number of shares with respect to which the related Stock Option was exercised.

(ii) Freestanding SARs. Freestanding SARs shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Administrator and set forth in the Award Agreement evidencing such SAR; provided, however, that no Freestanding SAR shall be exercisable after the expiration of ten (10) years after the date of grant of such SAR.

(d) Calculation and Payment of Appreciation; Notice of Exercise. Upon the exercise of an SAR, the Participant shall be entitled to receive payment of an amount for each share with respect to which the SAR is exercised equal to the excess, if any, of the Fair Market Value of a share of Common Stock on the date of exercise of the SAR over the exercise price. Payment of such amount shall be made in cash, shares of Common Stock, or any combination thereof as determined by the Administrator. Unless otherwise provided in the Award Agreement evidencing such SAR, payment shall be made in a lump sum as soon as practicable following the date of exercise of the SAR. The Award Agreement evidencing any SAR may provide for deferred payment in a lump sum or in installments. When payment is to be made in shares of Common Stock, the number of shares to be issued shall be determined on the basis of the Fair Market Value of a share of Stock on the date of exercise of the SAR. For purposes of this Section, an SAR shall be deemed exercised on the date on which the Company receives notice of exercise from the Participant.

(e) Termination of Continuous Service of Employees and Consultants.

(i) Other than Death or Disability. Except as otherwise provided in the applicable Award Agreement or other agreement between such Participant and the Company, in the event that an Employee or Consultant’s Continuous Service terminates (other than upon such Participant’s death or Disability), such Participant may exercise his or her SAR (to the extent that such Participant was entitled to exercise such Award as of the date of termination of Continuous Service) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of such Participant’s Continuous Service (or such longer or shorter period specified in the Award Agreement), or (ii) the expiration of the term of the SAR as set forth in the Award Agreement; provided that, except as otherwise provided in the applicable Award Agreement, if such Participant’s Continuous Service was terminated for Cause, the Award shall terminate immediately upon termination. If, after termination of Continuous Service, such Participant does not exercise or settle his or her SAR within the time specified herein or in the Award Agreement (as applicable), the Award shall terminate.

(ii) Disability. Except as otherwise provided in the applicable Award Agreement, in the event that an Employee or Consultant’s Continuous Service terminates as a result of such Participant’s Disability, such Participant may exercise his or her SAR (to the extent that such Participant was entitled to exercise such SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date one (1) year following such termination of Continuous Service (or such longer or shorter period specified in the Award Agreement), or (ii) the expiration of the term of the SAR as set forth in the Award Agreement. If, after termination of Continuous Service, such Participant does not exercise or settle his or her SAR within the time specified herein or in the Award Agreement (as applicable), the Award shall terminate.

(iii) Death. Except as otherwise provided in the applicable Award Agreement, in the event that (i) an Employee or Consultant’s Continuous Service terminates as a result of the Participant’s death, or (ii) an Employee or Consultant dies (A) within three (3) months after the termination of such Participant’s Continuous Service for a reason other than for Cause or as a result of a Disability or (B) within one (1) year after the termination of such Participant’s Continuous Service as a result of Disability, then the SAR may be exercised (to the extent such Participant was entitled to exercise such SAR as of the date of death) by such Participant’s Legal Representative, but only within the period ending on the earlier of (A) the date one (1) year following the date of death (or such longer or shorter period specified in the Award Agreement), or (B) the expiration of the term of such SAR as set forth in the Award Agreement. If, after such Participant’s death, the SAR is not exercised within the time specified herein or in the Award Agreement (as applicable), the SAR shall terminate.

(f) Termination of Continuous Service of Non-Employee Directors. Except as otherwise provided in the applicable Award Agreement, in the event that (i) a Non-Employee Director’s Continuous Service terminates for any reason (including upon such Non-Employee Director’s death or Disability), or (ii) a Non-Employee Director dies (A) within three (3) months after the termination of such Participant’s Continuous Service for a reason other than for Cause or as a result of a Disability or (B) within one (1) year after the termination of such Participant’s Continuous Service as a result of such Participant’s Disability, then he or she may exercise his or her SAR (to the extent that such Non-Employee Director was entitled to exercise such SAR as of the date of termination of Continuous Service) but only within such period of time ending on the earlier of (i) the date one (1) year following the termination of the Non-Employee Director’s Continuous Service (or such longer or shorter period specified in the Award Agreement), or (ii) the expiration of the term of the SAR as set forth in the Award Agreement; provided that, except as otherwise provided in the applicable Award Agreement, if such Non-Employee Director’s Continuous Service was terminated for Cause, the Award shall terminate immediately upon termination.

(g) Extension of Termination Date. Except as otherwise provided in the applicable Award Agreement, if the exercise of an SAR following the termination of the Participant’s Continuous Service (other than upon a Capital Transaction or the Participant’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the SAR shall terminate on the earlier of (i) the expiration of a period equal to the post-termination exercise period described in Section 7(e) or 7(f) after the termination of the Participant’s Continuous Service during which the exercise of the Stock Option would not be in violation of such registration requirements, or (ii) the expiration of the term of the SAR as set forth in the Award Agreement. In addition, unless otherwise provided in the applicable Award Agreement, if the sale of the Common Stock received upon exercise of an SAR following the termination of the Participant’s Continuous Service (other than upon a Capital Transaction or the Participant’s death or Disability) would violate the Company’s insider trading policy, then the SAR shall terminate on the earlier of (i) the expiration of a period equal to the post-termination exercise period described in Section 7(e) or 7(f) after the termination of the Participant’s Continuous Service during which the exercise of the SAR would not be in violation of the Company’s insider trading policy, or (ii) the expiration of the term of the SAR as set forth in the Award Agreement.

8. Restricted Stock. Each Award Agreement evidencing Restricted Stock Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

(a) Grant; Consideration. Restricted Stock may be awarded in consideration for (A) past or future services actually or to be rendered to the Company, a Parent or a Subsidiary, or (B) any other form of consideration that may be acceptable to the Administrator in its sole discretion and is permissible under applicable law.

(b) Conditions; Vesting and Forfeiture. Shares of Common Stock awarded under the Restricted Stock Award Agreement shall be subject to such restrictions on transfer or other incidents of ownership for such periods of time, and shall be subject to such conditions of vesting and/or forfeiture based upon the satisfaction of such service requirements, conditions, restrictions or performance criteria, and any other conditions not inconsistent with the Plan, as shall be determined by the Administrator in its sole discretion.

(c) Termination of Participant’s Continuous Service. As set forth in the applicable Award Agreement, in the event a Participant’s Continuous Service terminates, the Company will receive via a forfeiture condition or a repurchase right, any or all of the shares of Common Stock held by the Participant which have not yet vested as of the date of termination of Continuous Service.

(d) Certificated or Book Entry Form. To the extent consistent with the Company’s Bylaws, at the Administrator’s discretion, shares of Common Stock awarded under the Award Agreement may be (x) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock lapse; or (y) evidenced by a certificate, which certificate shall be held in such form and manner as determined by the Administrator.

9. Restricted Stock Units. Each Award Agreement evidencing Restricted Stock Units may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

(a) Grant; Consideration. Restricted Stock Units may be awarded in consideration for (A) past or future services actually or to be rendered to the Company, a Parent or a Subsidiary, or (B) any other form of consideration that may be acceptable to the Administrator in its sole discretion and is permissible under applicable law. At the time of grant of a Restricted Stock Unit, the Administrator will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit.

(b) Vesting; Delayed Delivery. At the time of the grant of a Restricted Stock Unit, the Administrator may impose such restrictions or conditions of vesting based upon the satisfaction of such service requirements, conditions, restrictions or performance criteria, and any other conditions not inconsistent with the Plan, as shall be determined by the Administrator in its sole discretion. At the time of the grant of a Restricted Stock Unit, the Administrator, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a Restricted Stock Unit to a time after the vesting of such Restricted Stock Unit.

(c) Settlement. A Restricted Stock Unit may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of legal consideration, as determined by the Administrator and contained in the applicable Award Agreement.

(d) Termination of Participant’s Continuous Service. Except as provided in the applicable Award Agreement, such portion of the Restricted Stock Unit that has not vested will be forfeited upon the termination of a Participant’s Continuous Service.

10. Performance Awards. A Performance Award is an Award that may be granted, may vest, or may be exercised based upon the attainment during a Performance Period of certain Performance Goals. A Performance Award may, but need not, require the completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained shall be conclusively determined by the Administrator in its sole discretion. A Performance Award may be intended to qualify for the income tax deduction benefits of Section 162(m).

11. Other Awards. The Administrator shall have the authority to specify the terms and provisions of other forms of equity-based or equity-related Awards, or any combination thereof, not described above which the Committee determines in its sole discretion to be consistent with the purpose of the Plan and the interests of the Company, which Awards may provide for grants of shares of Common Stock or the right to receive shares of Common Stock in the future, cash payments based in whole or in part on the value or future value of Common Stock, or any combination thereof.

12. Rules of Operation.

(a) Exercise or Settlement. To the extent then exercisable or permitted to be settled, an Award or any installment thereof shall be exercised or settled by giving written notice to the Company at its principal office stating which Award is being exercised or settled, specifying the number of shares of Common Stock as to which such Award is being exercised or settled and accompanied by payment in full of the aggregate exercise or purchase price therefor (or, if the applicable Award Agreement permits installment payments, the amount due on exercise or purchase), to the extent there is an exercise or purchase price for such Award set forth expressly in the Plan or the applicable Award Agreement. In making its determination to permit an Award to be exercised or settled with payments specified under this Section 12(a), the Administrator may rely on any factors that it deems pertinent, including, without limitation, the accounting and tax effect on the Company of accepting such payment. The Company shall not be required to issue any shares of Common Stock upon the exercise or settlement of any Award until all required payments with respect thereto, including payments for any required withholding amounts, have been made. Fractional shares may be issued under the Plan or settled in cash, at the discretion of the Administrator, based on the Fair Market Value of a share of Common Stock at the time of settlement, including with respect to an adjustment upon a change in the Common Stock pursuant to the provisions of Section 14.

(b) No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or other instrument executed thereunder or in connection with any Award granted pursuant to the Plan shall confer upon any Participant any right to continue to serve the Company, a Parent or a Subsidiary in the capacity in effect at the time the Award was granted or shall affect the right of the Company, a Parent or a Subsidiary to terminate (i) the employment of an Employee with or without notice and with or without Cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company, a Parent or a Subsidiary, or (iii) the service of a Director pursuant to the Bylaws of the Company, a Parent or a Subsidiary, and any applicable provisions of the corporate law of the state in which the Company, a Parent or a Subsidiary is incorporated, as the case may be.

(c) Stockholder Rights. Unless otherwise provided by the Administrator in the applicable Award Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to an Award, and the Participant shall not be deemed to be a stockholder of record, until the issuance of the Common Stock pursuant to such Award has been entered into the books and records of the Company. Unless otherwise provided by the Administrator in the applicable Award Agreement, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 14 or another provision of the Plan.

(d) Dividends and Dividend Equivalents. The Administrator may provide Participants with the right to receive dividends or payments equivalent to dividends or interest with respect to an outstanding Award. Any dividends or payments equivalent to dividends or interest with respect to Stock Options or SARs shall be provided in a manner such that the Stock Options and SARs do not become subject to Section 409A of the Code. Payments can either be paid currently or deemed to have been reinvested in shares of Common Stock, and can be made in Common Stock, cash or a combination thereof, as the Administrator shall determine. In the event of a dividend or distribution paid in shares of Common Stock or any other adjustment made upon a change in the Common Stock as described in Section 14, then any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant is entitled by reason of the Participant’s Award shall be immediately subject to the same terms and conditions as the shares subject to the Award with respect to which such dividends or distributions were paid or adjustments were made.

(e) Repurchase Rights. Shares issued under the Plan may be subject to one or more repurchase options, or other conditions and restrictions as determined by the Administrator in its discretion at the time the Award is granted. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Common Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

(f) Suspension or Termination of Award for Misconduct. Unless otherwise provided by the Administrator in the applicable Award Agreement, if, at any time, the Administrator determines that a Participant has committed an act of misconduct (as set forth below), then the Administrator may, in its sole discretion, suspend the Participant's rights to exercise, settle or otherwise receive the benefits of any Award, pending a determination of whether the Participant has committed such act of misconduct. If the Administrator determines that any Participant has committed an act of embezzlement, fraud, dishonesty, breach of fiduciary duty, or breach of the Company's Code of Ethics (or the Code of Ethics of the Company’s Parent or any Subsidiary) or if a Participant has made an unauthorized disclosure of any Company trade secret or confidential information, has engaged in any conduct constituting unfair competition, or has induced any customer to breach a contract with the Company or to terminate a relationship with the Company, then such Participant shall not be entitled to exercise or receive benefits under any Award and any such Award may be cancelled by Administrator. Any determination by the Administrator with respect to the foregoing shall be final, conclusive and binding on all interested parties. This Section 12(f) shall not be construed to permit the Administrator to adversely affect a Participant's ownership of Shares which the Participant received and which are fully vested, with no remaining conditions of forfeiture or repurchase.

(g) Unfunded Plan. The Plan is intended to constitute an unfunded plan for incentive compensation. Prior to the payment or settlement of any Award, nothing contained herein shall give any Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or payments in lieu thereof with respect to awards hereunder.

(h) Deferrals. To the extent permitted by applicable law, the Administrator, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in accordance with Section 409A of the Code, and deferrals with respect to Stock Options or SARs shall only be permitted if the Stock Options or SARs are intended to comply with the requirements of Section 409A of the Code that are applicable to deferred compensation arrangements. Consistent with Section 409A of the Code, the Administrator may provide for distributions while a Participant is still an Employee. The Board is authorized to make deferrals of Stock Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant’s termination of employment or retirement, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.

(i) Electronic Delivery. Any reference herein to a “written” agreement or document shall include any agreement or document delivered electronically or posted on the Company’s intranet.

13. Compliance with Securities Laws. It is a condition to the receipt or exercise of any Award that either (a) a registration statement on an appropriate form under the Securities Act (“Registration Statement”) with respect to the shares of Common Stock to be issued upon such grant or exercise shall be effective and current at the time of such grant or exercise, or (b) there is an exemption from registration under the Securities Act for the issuance of the shares of Common Stock upon such grant or exercise. Except as otherwise provided in the applicable Award Agreement, the Company shall not be required to register under the Securities Act any shares of Common Stock subject to any Award or to keep any Registration Statement effective or current.

The Administrator may in its sole discretion require that, as a condition to the grant or exercise of an Award, the Participant execute and deliver to the Company the Participant's representations and warranties, in form, substance and scope satisfactory to the Administrator, which the Administrator determines to be necessary or convenient to facilitate the perfection of an exemption from the registration requirements of the Securities Act, applicable state securities laws or other legal requirements, including without limitation, that (a) the securities to be issued upon the receipt or exercise of an Award are being acquired by the Participant for the Participant's own account, for investment only and not with a view to the resale or distribution thereof, and (b) any subsequent resale or distribution of such securities by such Participant will be made only pursuant to (i) a Registration Statement under the Securities Act which is effective and current with respect to the securities being sold, or (ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption, the Participant, prior to any offer of sale or sale of such securities, shall, if requested, provide the Company with a favorable written opinion of counsel reasonably satisfactory to the Company, in form, substance and scope reasonably satisfactory to the Company, as to the applicability of such exemption to the proposed sale or distribution.

In addition, if at any time the Administrator shall determine that, with respect to the securities subject to any Award, the listing or qualification of such securities on any securities exchange or under any applicable law, or the consent or approval of any governmental agency or regulatory body, is necessary or desirable as a condition to, or in connection with, the granting of an Award or the issuance of securities upon exercise of an Award, such Award may not be granted or exercised in whole or in part, as the case may be, unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions that are not reasonably acceptable to the Administrator.

14. Adjustments Upon Changes in Common Stock.

(a) Notwithstanding any other provision of the Plan, and except as set forth below in the event of a Capital Transaction, in the event of a stock dividend on shares of Common Stock payable in shares of Common Stock, a reorganization, a recapitalization, a merger, a consolidation, a spin-off, a stock-split, a combination or exchange of shares of Common Stock or a like event which results in a change in the number or kind of securities which are outstanding immediately prior to such event, the Board shall adjust the aggregate number and kind of shares of Common Stock subject to the Plan, the aggregate number and kind of shares of Common Stock subject to each outstanding Award, the exercise or purchase price of each Award, and the Section 162(m) Maximum to the extent and in the manner that the Board deems appropriate, which determination shall be conclusive and binding on all parties.

(b) In the event of a Capital Transaction, the Board shall, as to outstanding Awards, either (a) make appropriate provision for the protection of any such outstanding Awards by the substitution on an equitable basis of appropriate securities of the Company or of the merged, consolidated or otherwise reorganized corporation or other entity which will be issuable in respect of outstanding shares of Common Stock, provided that the excess of the aggregate Fair Market Value of the shares of Common Stock subject to the Award immediately after such substitution over the purchase or exercise price thereof is not more than the excess of the aggregate Fair Market Value of the Shares subject to such Awards immediately before such substitution over the purchase or exercise price thereof or (b) upon written notice to a Participant, require that all unexercised or unsettled Awards must be exercised or settled within a specified number of days of the date of such notice or, failing such action, such unexercised or unsettled Awards will be terminated, provided that, in any such case, the Board may, in its sole discretion, accelerate vesting or advance the lapse of any restrictions, waiting or installment periods or exercise dates; or (c) make such other provisions as to outstanding Awards that are consistent with any agreement that the Company enters into with respect to the Capital Transaction.

(c) The existence of outstanding Awards shall not affect in any way the rights or powers of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, exchanges, or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company or any issuance of shares of Common Stock or other securities or subscription rights thereto, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the shares of Common Stock or other securities of the Company or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. Except as expressly provided herein or by the Administrator, the following events or occurrences shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to Awards theretofore granted or the purchase, settlement or exercise price per share of Common Stock, unless the Administrator shall determine, in its sole discretion, that an adjustment is necessary or appropriate: (i) the issuance by the Company of shares of stock or any class of securities convertible into or exercisable for shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, whether or not for fair value; (ii) the payment of a dividend or other distribution on any class of the Company's capital stock, whether or not for fair value; or (iii) the occurrence of any similar transaction, whether or not for fair value.

15. Amendment and Termination of the Plan and Awards. The Plan was adopted by the Board on July 29, 2008 (the “Effective Date”). No Award may be granted under the Plan after July 28, 2018. Subject to Section 24, without further approval of the Company's stockholders, the Board may at any time suspend or terminate the Plan, in whole or in part, or amend the Plan or any Award from time to time in such respects as it may deem advisable, including without limitation, in order that ISOs granted hereunder meet the requirements for "incentive stock options" under the Code, to bring an Award into compliance with Section 409A of the Code, or to comply with the provisions of Rule 16b-3 or Section 162(m) or any change in applicable laws or regulations, ruling or interpretation of any governmental agency or regulatory body. No termination, suspension or amendment of the Plan or any Award shall adversely affect the rights of a Participant under any Award granted under the Plan unless the consent of such Participant has been obtained; provided, however, that no such consent shall be required with respect to any termination, amendment or alteration of the Plan or Award if the Administrator determines in its sole discretion that such termination, amendment or alteration is required or advisable in order for the Company, Plan or the Award to satisfy any law or regulation, including in order that ISOs granted hereunder meet the requirements for "incentive stock options" or to bring an Award into compliance with Section 409A of the Code, or to meet the requirements of any accounting standard. The power of the Administrator to construe and administer any Award granted under the Plan prior to the termination or suspension of the Plan shall continue after such termination or during such suspension.

16. Non-Transferability. Except as may otherwise be expressly provided in the applicable Award Agreement, or as provided in this Section 16, no Award granted under the Plan shall be transferable other than by will or the laws of descent and distribution, and Awards may be exercised or settled, during the life of the Participant, only by the Participant or the Participant's Legal Representative. Awards may not otherwise be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process, and any such attempted assignment, transfer, pledge, hypothecation or disposition shall be null and void ab initio and of no force or effect. Once the Participant has received shares of Common Stock upon exercise or settlement of an Award, and not subject to any further condition or forfeiture restrictions, the restrictions in this Section 16 shall not apply, and any such shares shall be transferable consistent with applicable securities laws.

The Administrator may grant an Award or amend an outstanding Award Agreement to provide that the Award is transferable or assignable: (a) in the case of a transfer, without the payment of any consideration, to any “family member” as such term is defined in Section 1(a)(5) of the General Instructions to Form S-8 and (b) in any transfer described in Section 1(a)(5)(ii) of the General Instructions to Form S-8, provided that, following any such transfer, the Award will retain substantially the same terms and conditions as when held by the Participant to whom it was granted, as modified by the Administrator in its sole discretion, and as a condition to such transfer the transferee shall execute an agreement agreeing to be bound by such terms; provided, further, that, to retain its ISO status, an ISO may be transferred or assigned only to the extent consistent with Section 422 of the Code. Any purported assignment, transfer or encumbrance that does not qualify under this Section 16 shall be null and void ab initio and of no force or effect.

17. Withholding Taxes. The Company, a Parent or a Subsidiary, as applicable, shall require the payment by the Participant of the amount, in cash and promptly upon demand, which the Administrator determines is necessary to satisfy the obligation of the relevant entity, to withhold federal, state and local income taxes or other amounts (such amounts, the “Tax Liability”) incurred by reason of the grant, vesting, exercise, settlement or disposition of an Award or the disposition of the underlying shares of Common Stock. Notwithstanding the foregoing, in order to satisfy the foregoing obligation, the Company, a Parent or a Subsidiary, as applicable, may withhold cash or with the consent of the Administrator in the Award Agreement or otherwise, (a) shares of Common Stock to be issued under an Award having an aggregate Fair Market Value equal to the applicable Tax Liability, (b) by tender to the Company of shares of Common Stock owned by the Participant (and permitted to be tendered under Section 6(d)(ii) having a Fair Market Value not less than the Tax Liability, or (c) a combination of cash and shares of Common Stock.

18. Legends on Shares; Payment of Expenses; Shares in Escrow. The Company may endorse such legend or legends upon the certificates for shares of Common Stock issued upon the grant, exercise or settlement of an Award and may issue such "stop transfer" instructions to its transfer agent in respect of such shares of Common Stock as the Company shall determine, in its sole discretion, to be necessary or appropriate to (a) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, applicable state securities laws or other legal requirements, (b) implement the provisions of the Plan or any Award Agreement or other agreement between the Company and the Participant with respect to such shares, or (c) permit the Company to determine the occurrence of a "disqualifying disposition," as described in Section 421(b) of the Code, of the shares of Common Stock transferred upon the exercise of an ISO granted under the Plan.

The Company shall pay all issuance taxes with respect to the issuance of shares of Common Stock upon grant, exercise or settlement of an Award, as well as all fees and expenses incurred by the Company in connection with such issuance.

Shares of Common Stock subject to Awards may, in the Administrator’s sole discretion, be held in escrow by the Company until the Participant's interest in such Shares vests and no further conditions or restrictions under the Plan or an Award Agreement on the Participant’s ownership of the Shares under the Plan or an Award Agreement are applicable.

19. Use of Proceeds. The cash proceeds to be received by the Company upon the grant, exercise or settlement of an Award shall be added to the general funds of the Company and shall be used for such corporate purposes as the Board may in its sole discretion determine.

20. Substitutions for and Assumptions of Awards of Constituent Corporation. Notwithstanding anything to the contrary herein, the Board may, without the approval by the stockholders, substitute new Awards for prior equity-based awards of a Constituent Corporation or assume the prior equity-based awards of such Constituent Corporation. The number of shares of Common Stock subject to such new Awards and assumed prior awards shall be counted against the Share Reserve.

21. Definitions.

(a) “Affiliate” means (i) an entity, other than a Parent, that directly, or indirectly through one or more intermediary entities, controls the Company or (ii) an entity, other than a Subsidiary, that is controlled by the Company directly, or indirectly through one or more intermediary entities. For this purpose, the term “control” (including the term “controlled by”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of the relevant entity, whether through the ownership of voting securities, by contract or otherwise; or shall have such other meaning assigned such term for the purposes of registration on Form S-8 under the Securities Act.

(b) “Award” means any Stock Option, SAR, Restricted Stock, Restricted Stock Unit, Performance Award or Other Award granted under the Plan.

(c) “Award Agreement” means a written agreement between the Company and a Participant setting forth the terms, conditions and restrictions of the Award granted to the Participant.

(d) “Board” means the board of directors of the Company.

(e) "Capital Transaction" means any of the following transactions:

(i) (A) a merger or consolidation of the Company with or into another entity; (B) the exchange or sale of all or a portion of the outstanding securities of the Company for securities of another entity, or other consideration provided by such entity; and in the case of either (A) or (B), the Company's stockholders prior to the transaction, do not possess, immediately after such transaction, more than fifty percent (50%) (not including the holdings of the other entity or Affiliate thereof, if such person was a stockholder of the Company prior to the transaction) of the voting power of the outstanding securities of any of the following: (X) the Company; (Y) such other entity; or (Z) any direct or indirect parent of such other entity;

(ii) a sale of all or substantially all of the Company's assets to a Person not an Affiliate of the Company immediately prior to such transaction; and

(iii) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company.

(f) “Cause”, in connection with the termination of the Continuous Service of a Participant, means (i) “cause,” as such term (or any similar term, such as “with cause”) is defined in any employment, consulting or other applicable agreement for services between the Company and such Participant, or (ii) in the absence of such an agreement, “cause” as such term is defined in the Award Agreement between the Company and such Participant, or (iii) in the absence of both of the foregoing, (A) conviction of such Participant for any felony or the entering by him or her of a plea of guilty or nolo contendere with respect thereto, (B) willful and repeated failures in any material respect of such Participant to perform any of the Participant's reasonable duties and responsibilities assigned to him and the failure of the Participant to cure such failures hereunder within thirty (30) days after written notice thereof from the Company, (C) material breach by the Participant of the Company's Code of Ethics (or the Code of Ethics of its Parent or any Subsidiary), (D) the commission of any act or failure to act by such Participant that involves moral turpitude, dishonesty, theft, destruction of property, fraud, embezzlement or unethical business conduct, or that is otherwise injurious to the Company, its Parent and any Subsidiary or any other Affiliate of the Company (or its or their respective employees), whether financially or otherwise, or (E) any material violation by such Participant of the requirements of a Award Agreement, any other contract or agreement between the Company and such Participant, or this Plan (as in effect from time to time); in each case, with respect to subsections (A) through (E), as determined by the Board.

(g) “Code” means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations under such section.

(h) “Common Stock” means the common stock, par value $0.003 per share, of the Company.

(i) “Constituent Corporation” means any corporation which engages with the Company, a Parent or a Subsidiary in a transaction to which Section 424(a) of the Code applies (or would apply if the Stock Option assumed or substituted was an ISO), or any parent or any subsidiary of such corporation.

(j) “Consultant” means a person engaged to provide consulting or advisory services (other than as an Employee or a Director) to the Company, a Parent or a Subsidiary; provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on (i) registration on a Form S-8 Registration Statement under the Securities Act, or (ii) Rule 701 of the Securities Act, or (iii) other means of compliance with applicable securities laws.

(k) “Continuous Service” means that the Participant’s service with the Company, a Parent or a Subsidiary, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or a Parent or Subsidiary as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or a Parent or a Subsidiary, shall not terminate a Participant’s Continuous Service, except as otherwise expressly provided in the applicable Award Agreement. For example, a change in status from an employee of the Company to a consultant to a Subsidiary or to a Director shall not constitute an interruption of Continuous Service. An Employee’s Continuous Service shall not be deemed to have terminated if such Employee takes any bona fide leave of absence approved by the Company of ninety (90) days or less. In the event of a leave of absence in excess of ninety (90) days, an Employee’s Continuous Service shall be deemed to terminate on the ninety-first (91st) day of the leave unless such Employee’s right to return to service is guaranteed by statute or contract. Notwithstanding the foregoing, a leave of absence shall be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the applicable Award Agreement, the Company’s leave of absence policy, the written terms of any leave of absence agreement or policy applicable to the Employee, or as otherwise required by law. A Participant’s Continuous Service shall be deemed to have terminated either upon an actual termination of service or upon the entity for which the Participant performs service ceasing to be an entity covered by the Plan. Subject to the foregoing, the Company, in its sole discretion, shall determine whether the Participant’s Continuous Service has terminated and the effective date of such termination.

(l) “Director” means a member of the board of directors of the Company, a Parent or a Subsidiary.

(m) “Disability” means a permanent and total disability within the meaning of Section 22(e)(3) of the Code.

(n) “Employee” means any person treated as an employee (including an Officer or a Director who is also treated as an employee) in the records of the Company, a Parent or a Subsidiary and, with respect to any ISO granted to such Person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a Director nor payment of a director’s fee shall be sufficient to constitute employment for purposes of the Plan.

(o) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(p) “Fair Market Value” means, as of any date, the value of a share of Common Stock or other property as determined by the Administrator, in its sole discretion, or by the Company, in its sole discretion, if such determination is expressly allocated to the Company herein, subject to the following:

(i) If, on such date, the Common Stock is quoted on an established national or regional securities exchange or market system, the Fair Market Value of a share of Common Stock shall be the closing price of a share of Common Stock (or the average of the closing bid and asked price if no sales were reported) as quoted on such national or regional securities exchange or market system constituting the primary market for the Common Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Common Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Common Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Administrator, based upon a good faith attempt to value the Common Stock accurately and computed in accordance with applicable regulations of the Internal Revenue Service, including Section 409A of the Code, with due regard for any accounting concerns.

(ii) If, on such date, the Common Stock is not quoted on an established national or regional securities exchange or market system, the Fair Market Value of a share of Common Stock shall be the closing price of a share of Common Stock (or the average of the closing bid and asked price if no sales were reported) as reported on the OTC Bulletin Board Service or by The Pink Sheets or a comparable service; or

(iii) if clauses (i) and (ii) of this definition are inapplicable because the Common Stock is not publicly traded as described in such clauses, the amount determined by the Administrator to be the fair market value based upon a good faith attempt to value the Common Stock accurately and computed in accordance with applicable regulations of the Internal Revenue Service, including Section 409A of the Code, with due regard for any accounting concerns.

(q) “Form S-8” means Form S-8 promulgated under the Securities Act, as may be amended from time to time, or any successor form thereto.

(r) “Incentive Stock Option” or “ISO” means a Stock Option intended to be (as set forth in the applicable Award Agreement) and which qualifies as an “incentive stock option” within the meaning of Section 422(b) of the Code.

(s) “Legal Representative” means the executor, administrator or other person who at the time is entitled by law to exercise the rights of a deceased or incapacitated Participant with respect to an Award granted under the Plan.

(t) “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(u) “Non-qualified Stock Option” means a Stock Option not intended to be (as set forth in the applicable Award Agreement) an incentive stock option within the meaning of Section 422(b) of the Code.

(v) “Officer” means any person designated by the Board as an officer of the Company.

(w) “Other Award” means an Award granted to a Participant pursuant to Section 11 of the Plan.

(x) “Parent” means a “parent corporation” of the Company within the meaning of Section 424(e) of the Code.

(y) “Participant” means any eligible Person under the Plan who has been granted one or more Awards.

(z) “Performance Criteria” means the one or more criteria that the Administrator shall select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that shall be used to establish such Performance Goals may be based on any one of, or combination of, the following: (i) earnings per share; (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization; (iv) total stockholder return; (v) return on equity; (vi) return on assets, investment, or capital employed; (vii) operating margin; (viii) gross margin; (ix) operating income; (x) net income (before or after taxes); (xi) net operating income; (xii) net operating income after tax; (xiii) pre-tax profit; (xiv) operating cash flow; (xv) sales or revenue targets; (xvi) increases in revenue or product revenue; (xvii) expenses and cost reduction goals; (xviii) improvement in or attainment of working capital levels; (xix) economic value added (or an equivalent metric); (xx) market share; (xxi) cash flow; (xxii) cash flow per share; (xxiii) share price performance; (xxiv) debt reduction; (xxv) implementation or completion of projects or processes; (xxvi) customer satisfaction; (xxvii) stockholders’ equity; and (xxviii) to the extent that an Award is not intended to comply with Section 162(m), other measures of performance selected by the Administrator. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Award Agreement. The Administrator shall, in its sole discretion, define the manner of calculating the Performance Criteria it selects to use for such Performance Period.

(aa) “Performance Goals” means, for a Performance Period, the one or more goals established by the Administrator for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Parents, Subsidiaries, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. At the time of the grant of any Award, the Administrator is authorized to determine whether, when calculating the attainment of Performance Goals for a Performance Period: (i) to exclude restructuring and/or other nonrecurring charges; (ii) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated net sales and operating earnings; (iii) to exclude the effects of changes to generally accepted accounting standards required by the Financial Accounting Standards Board; (iv) to exclude the effects of any statutory adjustments to corporate tax rates; and (v) to exclude the effects of any “extraordinary items” as determined under generally accepted accounting principles. In addition, the Administrator retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals.

(bb) “Performance Period” means the period of time selected by the Administrator over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of an Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Administrator.

(cc) “Performance Award” means an Award granted to a Participant pursuant to Section 10 of the Plan.

(dd) “Person” means any individual, firm, corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, governmental body or other entity of any kind.

(ee) “Restricted Stock” means Common Stock granted to a Participant pursuant to Section 8 of the Plan which is subject to forfeiture and/or other restrictions.

(ff) “Restricted Stock Unit” or “RSU” means a right granted to a Participant pursuant to Section 9 of the Plan to receive the market value of one Share upon the expiration of the applicable restriction or deferral period.

(gg) “Rule 16b-3” means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

(hh) “SAR” or “Stock Appreciation Right” means a right granted to a Participant pursuant to Section 7 of the Plan to receive payment of an amount equal to the excess, if any, of the Fair Market Value of a share of Common Stock on the date of exercise of the SAR over the exercise price.

(ii) “Section 162(m)” means Section 162(m) of the Code.

(jj) “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

(kk) “Stock Option” means the right to purchase Common Stock at a stated price for a specified period of time granted to a Participant pursuant to Section 6 of the Plan. A Stock Option may be either an ISO or a Non-qualified Stock Option.

(ll) “Subsidiary” means a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code.

(mm) “Ten Percent Stockholder” means a person who on any given date owns, either directly or indirectly (taking into account the attribution rules contained in Section 424(d) of the Code), stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any Parent or Subsidiary.

22. Governing Law. The Plan, any Awards granted hereunder, the Award Agreements and all related matters shall be governed by, and construed in accordance with, the laws of the State of Nevada, other than those laws of the State of Nevada which would defer to the substantive laws of another jurisdiction.

23. Partial Invalidity. The invalidity, illegality or unenforceability of any provision in the Plan, any Award or Award Agreement in any jurisdiction or as to any Person or Award shall not affect the validity, legality or enforceability of any other provision, all of which shall be valid, legal and enforceable to the fullest extent permitted by applicable law. Such invalid, illegal or unenforceable provision shall be construed or deemed amended to conform to the applicable laws, or it cannot be construed or deemed amended without, in the determination of the Administrator, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award.

24. Stockholder Approval. The Plan is effective as of the Effective Date. To the extent the Company desires (i) that certain Stock Options granted hereunder meet the requirements for "incentive stock options" under the Code or (ii) to preserve the income tax deduction benefits of Section 162(m) with respect to certain Awards, the Company shall seek to comply with the stockholder approval requirements of the relevant provisions of the Code; provided that any (A) Stock Option intended to be an ISO shall not fail to be effective solely on account of a failure to obtain such stockholder approval, but rather such Stock Option shall be treated as a Non-qualified Stock Option unless and until such stockholder approval is obtained or (B) Award intended to satisfy the requirements of Section 162(m) in order to preserve any deduction under Section 162(m), shall not fail to be effective solely on account of a failure to obtain stockholder approval, but rather such deduction shall not be preserved with respect to such Award unless and until such stockholder approval is obtained. To the extent that any listing standard imposed by an established national or regional securities exchange or market upon which the Common Stock is listed voluntarily by the Company requires stockholder approval of the Plan or any Award, and/or any modifications thereto, the validity and exercisability of the relevant Award shall be contingent upon obtaining such approval. Notwithstanding the foregoing, the date of grant of any Award shall be determined as if the Award had not been subject to the stockholder approval requirements described in this Section.

25. Compliance with Section 409A of the Code. Notwithstanding anything in the Plan to the contrary, it is the intent of the Company that the administration of the Plan, and the granting of all Awards under the Plan, shall be in accordance with Section 409A of the Code (as it may be amended for time to time, “Section 409A”), and shall not cause the acceleration of, or the imposition of the additional, taxes provided for in Section 409A without the express consent of the affected Participant. Any Award shall be granted, deferred, paid out or modified under the Plan in a manner that shall be intended to avoid the acceleration of taxation, or the imposition of penalty taxation, under Section 409A upon a Participant absent the express consent of the affected Participant. If it is reasonably determined by the Administrator that any amounts payable in respect of any Award under the Plan will be taxable to a Participant under Section 409A prior to the payment and/or delivery to such Participant of such amounts or will be subject to the acceleration of taxation or the imposition of penalty taxation under Section 409A, in either case without the consent of the Participant, the Administrator may, without the consent of the affected Participants, (i) adopt such amendments to the Plan and/or related Award, and appropriate policies and procedures, including amendments and policies with retroactive effect, that the Administrator determines necessary or appropriate to preserve the intended tax treatment of the benefits provided by the Plan and Awards hereunder, and/or (ii) take such other actions as the Administrator determines necessary or appropriate to comply with the requirements of Section 409A.

APPENDIX C

Amendment To Bylaws

The following is revised Article 11, marked to show changes from the Company’s pre-existing Bylaws:

ARTICLE 11
AMENDMENTS

All bylaws of the corporation, whether adopted by the board of directors or the stockholders, shall be subject to amendment, alteration, or repeal by the board of directors1, and new bylaws may be made by the board of directors2, except that~~:~~3~~No~~4the board of directors shall not alter or repeal any5 bylaw adopted or amended by the stockholders that expressly states that such bylaw6shall not7 be altered or repealed by the board of directors~~; and~~8

~~No bylaw shall be adopted~~9 ~~by the board of directors~~10 ~~which shall require more than the stock representing a majority of the voting power for a quorum at a meeting of stockholders or more than a majority of the votes cast to constitute action by the stockholders, except where higher percentages are required by law; provided, however, that~~11

~~If any bylaw regulating an impending election of directors is adopted or amended or repealed by the board of directors, there shall be set forth in the notice of the next meeting of the stockholders for the election of directors, the bylaws so adopted or amended or repealed, together with a concise statement of the changes made; and~~12~~No amendment, alteration, or repeal of this article XI shall be made except by the~~13. The amendments to this Article 11 are subject to approval of the stockholders of the corporation at the 2008 annual meeting of14 stockholders.

The following is a clean version of revised Article 11:

ARTICLE 11
AMENDMENTS

All bylaws of the corporation, whether adopted by the board of directors or the stockholders, shall be subject to amendment, alteration, or repeal by the board of directors, and new bylaws may be made by the board of directors, except that the board of directors shall not alter or repeal any bylaw adopted or amended by the stockholders that expressly states that such bylaw shall not be altered or repealed by the board of directors. The amendments to this Article 11 are subject to approval of the stockholders of the corporation at the 2008 annual meeting of stockholders.

ETELCHARGE.COM

(Solicited on behalf of the Board of Directors)

The undersigned holder of Common Stock of ETELCHARGE.COM (the “Company”), hereby constitutes and appoints Robert M. Howe III and _______ and each of them, Proxies, with full power of substitution, for the undersigned and in the name, place and stead of the undersigned, to vote all of the undersigned’s shares of said stock, according to the number of votes and with all the powers the undersigned would possess if personally present, at the Annual Meeting of Stockholders of the Company (the “Meeting”), to be held at [___________________] on [Monday, September 22], 2008, at [_____] a.m. local time, and at any adjournments or postponements thereof.

Using a black ink pen, mark your votes with an X as shown in this example: ☒. Please do not write outside the designated areas.

1. To elect three directors of the Company to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

Directors Robert M. Howe III, Roger Wagner and Floyd Smith

FOR ALL (EXCEPT AS LISTED TO THE CONTRARY BELOW*) ☐ WITHHOLD ALL ☐

*To withhold against any individual director nominee please write the name(s) of the relevant nominee(s) on the line below.

2. To amend the Company's Articles of Incorporation to increase the total number of authorized shares of common stock from 400,000,000 to 5,000,000,000.
☐ FOR ☐ AGAINST ☐ ABSTAIN

3. To approve the Company's 2008 Equity Incentive Plan.
☐ FOR ☐ AGAINST ☐ ABSTAIN

4. To ratify the appointment of Whitley Penn LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2008.
☐ FOR ☐ AGAINST ☐ ABSTAIN

5. To approve an amendment to the Company's Bylaws relating to the power of the Company’s Board of Directors to make certain amendments to the Bylaws.
☐ FOR ☐ AGAINST ☐ ABSTAIN

Whether or not you plan to attend the Annual Meeting and regardless of the number of shares you own, please date, sign and return this proxy card in the enclosed envelope (which requires no postage if mailed in the United States).

Reverse side

Each properly executed proxy card will be voted in accordance with the specifications made on the reverse side of this proxy card and in the discretion of the Proxies on any other matter that may come before the Meeting, including matters incident to the conduct of the meeting. Where no choice is specified, this proxy will be voted FOR all listed nominees to serve as directors, FOR Proposal 2 (approval of an amendment to the Company’s Articles of Incorporation), FOR Proposal 3 (approval of the Company's 2008 Equity Incentive Plan), FOR Proposal 4 (ratification of Whitley Penn LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2008), FOR Proposal 5 (approval of an amendment to the Company’s Bylaws, and in accordance with the discretion of the persons appointed as Proxies on such other matters as may properly come before the Meeting, including adjournment of the meeting for any reason and any other matters incident to the conduct of the Meeting. In case any nominee to serve as director should become unavailable for election to the Board of Directors for any reason, the persons appointed as Proxies shall have discretionary authority to vote the shares represented by this proxy for one or more alternative nominees who will be designated by the existing Board of Directors.

The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement relating to the Meeting and hereby revokes any proxy or proxies heretofore given.

DATED:
(Print Full Name of Stockholder

(Signature of Stockholder)

(Signature if held jointly)

PLEASE MARK, DATE AND SIGN ABOVE AND RETURN PROMPTLY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. Signature(s) should conform to names as registered. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer.